Filed pursuant to Rule 497(b)
                                                 Registration File No. 333-67198


                                  E*TRADE FUNDS

        Special Meeting of Shareholders of the E*TRADE E-Commerce Index
              Fund ("E-Commerce Fund") to be held November 2, 2001


Dear Shareholder of the E-Commerce Index Fund:

      Please take note that a SPECIAL MEETING OF SHAREHOLDERS OF THE E*TRADE E-COMMERCE INDEX FUND ("Special Meeting"), a series of E*TRADE Funds ("Trust"), will be held on November 2, 2001, at 118 King Street, San Francisco, California 94107, at 10:00 a.m., Pacific time.

      The Board of Trustees ("Board") of the Trust has proposed that the E-Commerce Fund be reorganized into the Technology Fund in response to changing industry conditions and investor needs. If shareholders of the E-Commerce Fund ("Shareholders") approve the Reorganization Agreement, all of the assets of the E-Commerce Fund will be exchanged for an equivalent dollar amount of shares of the Technology Fund on November 16, 2001. The proposed transaction is intended to be a tax-free reorganization. If so, Shareholders will not recognize gain or loss in connection with the proposed reorganization transaction.

      The Board believes that Shareholders will benefit from the proposed reorganization because, following the reorganization, the Technology Fund will offer Shareholders lower operating expenses while allowing Shareholders to continue to invest in a fund that invests in the on-line internet-related technology industry. By reorganizing the E-Commerce Fund into the larger
Technology Fund, management of the Trust believes it can provide a better long-term value for investors. The Technology Fund has a substantially similar investment objective and substantially similar investment policies as the E-Commerce Fund. Accordingly, the Board of Trustees strongly urges you to vote FOR approval of the proposed Reorganization Agreement.

      Your attention is directed to the accompanying Notice of Special Meeting and the combined Proxy Statement and Prospectus for more information about the proposed reorganization. Please read this information carefully and contact us at www.etradefunds.etrade.com if you have any questions. Your vote is important to us, no matter how many shares you own. Please vote your shares early to avoid additional solicitations and associated costs.

      After you review the enclosed materials, we ask that you vote FOR the proposal related to this reorganization. Please vote for this proposal by completing and submitting your proxy card at www.eproxyvote.com/equiserve. Thank you for your support.


                                   Sincerely,

                                   Liat Rorer
                                   President,
                                   E*Trade Funds

      Your vote is very important to us. Whether or not you plan to attend the Special Meeting in person, please vote the enclosed proxy card today either
on-line   at   www.eproxyvote.com/equiserve   or   by   calling   toll-free   at
1-888-850-5668.

                               IMPORTANT NOTICE:
         Please vote using the Enclosed Proxy Card as soon as possible.

                                 E*TRADE FUNDS
                   Notice of Special Meeting of Shareholders
                      of the E*TRADE E-Commerce Index Fund
                          to be held November 2, 2001

Dear Shareholder of the E*TRADE E-Commerce Index Fund:

      On behalf of the Board of Trustees of the E*TRADE E-Commerce Index Fund ("E-Commerce Fund"), a series of E*TRADE Funds ("Trust"), I cordially invite you to attend a SPECIAL MEETING OF SHAREHOLDERS OF THE E*TRADE E-COMMERCE INDEX FUND ("Special Meeting"). The Special Meeting will be held on November 2, 2001, at 118 King Street, San Francisco, California 94107, at 10:00 a.m., Pacific time, for the following purposes:

(1) To approve or disapprove an Agreement and Plan of Reorganization providing for the acquisition of all of the assets of the E-Commerce Fund by the E*TRADE Technology Index Fund, another series of the Trust ("Technology Fund"), and the assumption of all liabilities of the E-Commerce Fund by the Technology Fund in exchange for shares of the E-Commerce Fund and the subsequent liquidation of the E-Commerce Fund.

(2) To transact such other business as may properly come before the Special Meeting or any adjournments thereof.

      Your attention is directed to the accompanying combined Proxy Statement and Prospectus for further information regarding the Special Meeting and the proposals above.

      You may vote at the Special Meeting if you are the record owner of shares of the E-Commerce Fund as of the close of business on September 6, 2001 ("Record Date"). Only Shareholders of record on the Record Date are entitled to vote at the Special Meeting or any adjournments thereof. If you attend the Special Meeting you may vote your shares in person. Even if you do not attend the Special Meeting, you may vote by proxy by the following two methods:

o By Internet--Contact the Trust at www.eproxyvote.com/equiserve. You will be prompted to enter the control number on the enclosed proxy card. Follow the instructions on the screen, using your proxy card as a guide; or

o     By Phone--Call toll-free at 1-888-850-5668 and follow the instructions.

      Your vote is very important to us. Whether or not you plan to attend the Special Meeting in person, please vote the enclosed proxy card today, either on-line at www.eproxyvote.com/equiserve or by calling toll-free at 1-888-850-5668.

      If   you   have   any    questions,    please   contact   the   Trust   at
www.etradefunds.etrade.com or at 1-800-786-2575.

                                          By Order of the Board of Trustees,

                                          Jay Gould
                                          Secretary
September 21, 2001

      YOUR VOTE IS VERY IMPORTANT TO US NO MATTER HOW MANY SHARES YOU OWN. YOU CAN HELP THE TRUST AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATIONS BY PROMPTLY VOTING THE ENCLOSED PROXY.

                                  E*TRADE FUNDS
                                 118 King Street
                             San Francisco, CA 94107

                         PROXY STATEMENT AND PROSPECTUS
                            dated September 21, 2001

      Special Meeting of Shareholders of the E*TRADE E-Commerce Index Fund
                          to be held November 2, 2001


                                TABLE OF CONTENTS

                                                                           PAGE

INTRODUCTION.................................................................1

VOTING INFORMATION...........................................................2

INFORMATION ABOUT THE TECHNOLOGY FUND........................................3

APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION.............................4
  Comparison of Investment Objectives and Strategies.........................5
  Comparison of Investment Techniques and Risks of the
  E-Commerce Fund and Technology Fund........................................7
  Performance of the E-Commerce Fund and the Technology Fund.................9

COMPARISON OF FEES AND EXPENSES.............................................10

INFORMATION ABOUT THE REORGANIZATION........................................14

FUND MANAGEMENT.............................................................17

PRICING OF FUND SHARES......................................................17

HOW TO BUY, SELL AND EXCHANGE SHARES........................................18

ADDITIONAL INFORMATION ABOUT EACH FUND......................................20

GENERAL INFORMATION ABOUT THE PROXY STATEMENT...............................23

APPENDIX A.................................................................A-1



      The  Statement  of  Additional   Information  (which  is  incorporated  by
reference herein) is attached to this Proxy Statement and Prospectus.

                                  E*TRADE FUNDS
                         PROXY STATEMENT AND PROSPECTUS
                            Dated September 21, 2001
        Special Meeting of Shareholders of E*TRADE E-Commerce Index Fund
                          To Be Held November 2, 2001

                                  INTRODUCTION

      This combined Proxy Statement and Prospectus ("Proxy Statement/Prospectus") is being furnished in connection with the solicitation of proxies by the Board of Trustees ("Board") of the E*TRADE E-Commerce Index Fund ("E-Commerce Fund"), a series of E*TRADE Funds ("Trust"), for a special meeting of shareholders of the E-Commerce Fund ("Special Meeting"). The Special Meeting will be held on Friday, November 2, 2001, at 10:00 a.m., Pacific time, at 118 King Street, San Francisco, California 94107. At the Special Meeting, shareholders of the E-Commerce Fund ("Shareholders") will be asked to consider and act upon the following proposals:

      (1) To approve or disapprove an Agreement and Plan of Reorganization providing for the acquisition of all of the assets of the E-Commerce Fund by the E*TRADE Technology Index Fund ("Technology Fund"), another series of the Trust, and the assumption of all liabilities of the E-Commerce Fund by the Technology Fund in exchange for shares of the Technology Fund and the subsequent liquidation of the E-Commerce Fund.

      (2) To transact such other business as may properly come before the Special Meeting or any adjournments thereof.

      This Proxy Statement/Prospectus is soliciting Shareholders to approve an Agreement and Plan of Reorganization ("Reorganization Agreement"). The Reorganization Agreement contemplates the transfer of all of the assets of the E-Commerce Fund to the Technology Fund and the assumption by the Technology Fund of all of the liabilities of the E-Commerce Fund in exchange for shares of the Technology Fund having an aggregate value equal to the net asset value of E-Commerce Fund ("Reorganization"). The E-Commerce Fund would then distribute to its Shareholders the portion of the shares of the Technology Fund to which each Shareholder is entitled. This would result in a liquidation of the E-Commerce Fund.

      Under the proposed Reorganization Agreement, each Shareholder would be entitled to receive shares of the Technology Fund having an aggregate value equal to the aggregate value of the shares of the E-Commerce Fund held by that Shareholder, as of the close of business on the business day of the closing of the Reorganization. You are being asked to vote for the approval of the Reorganization Agreement pursuant to which the Reorganization transaction would be accomplished. Because Shareholders of the E-Commerce Fund are being asked to approve a transaction that will result in their holding of shares of the Technology Fund, this Proxy Statement also serves as a Prospectus for the Technology Fund.

      The Board plans to distribute this Proxy Statement/Prospectus, the attached notice of meeting and the enclosed proxy card on or about September 21, 2001 to all Shareholders entitled to vote. If you owned shares of the E-Commerce Fund at the close of business on September 6, 2001 ("Record Date"), you are entitled to vote at the Special Meeting. Each share of the E-Commerce Fund that you own entitles you to one vote with respect to each proposal (a fractional share has a fractional vote). Votes cast by proxy or in person by Shareholders at the Special Meeting will be counted by persons appointed as election inspectors for the Special Meeting.

      As of the Record Date, there were 4,510,154 shares outstanding for the E-Commerce Fund.

                               VOTING INFORMATION

Voting of Proxies

      If you attend the Special Meeting you may vote your shares in person. Even if you do not attend the Special Meeting, you may vote by proxy by the following two methods:

o Internet--Contact the Trust at www.eproxyvote.com/equiserve. You will be prompted to enter the control number on the enclosed proxy card. Follow the instructions on the screen, using your proxy card as a guide; or

o     Phone--Call toll-free at 1-888-850-5668 and follow the instructions.

      Timely and properly completed and submitted proxies will be voted as instructed by Shareholders. At any time prior to the Special Meeting, you may revoke your proxy by contacting the Trust at www.eproxyvote.com/equiserve, entering your control number and re-voting or by calling the toll-free number at 1-888-850-5668 and following the instructions. You also may revoke your previous vote by attending the Special Meeting and voting in-person at the Special Meeting.

      Unless instructions to the contrary are marked, your proxy will be voted FOR the proposal. The appointed proxies will vote in their discretion on any other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

      Your proxy will NOT be considered cast, however, if an abstention is indicated as such on the proxy or you indicate that you are withholding your vote. Abstentions will not be counted for or against the proposal, but will be counted for purposes of determining whether a quorum is present and will be counted as votes present at the Special Meeting. Consequently, abstentions will have the effect of a vote against the proposal.

Quorum Requirements

      A quorum of Shareholders is necessary to hold a valid meeting and to consider the proposal. A quorum will exist if shareholders entitled to vote one-third of shares outstanding of the E-Commerce Fund on the Record Date are present in person or by proxy.

Proxy Solicitation

      Equiserve and Georgeson Shareholders Communications, Inc. ("Georgeson"), professional proxy solicitation firms, have been retained by E*TRADE to assist in providing voting instructions, tabulation and solicitation of proxy votes for the proposals.

      The costs of the Special Meeting, including the costs of solicitation of proxies and voting instructions, together with the costs of any supplementary solicitation and proxy soliciting services provided by third parties, will be borne by E*TRADE and its affiliates. Shareholders of the E-Commerce Fund will not incur any additional expenses as a result of this proxy solicitation.
Proxies will be solicited via the Internet and also may be solicited by telephone or other electronic means by officers or personnel of the Trust, or an agent of the Trust, such as Equiserve or Georgeson.

                      INFORMATION ABOUT THE TECHNOLOGY FUND

      This Proxy Statement/Prospectus, which you should retain for future reference, contains important information about the Technology Fund that you should know before casting your vote or investing in the Technology Fund. For a more detailed discussion of the investment objectives, investment strategies, restrictions and risks of the Technology Fund, and those of the E-Commerce Fund, please see the each Fund's Prospectus and Statement of Additional Information ("SAI") dated May 1, 2001, as supplemented, which are incorporated herein by reference and which may be obtained, without charge, by accessing www.etradefunds.etrade.com, clicking the Fund's name and then selecting "Prospectus & Reports."

      The Trust also provides periodic reports to its shareholders which highlight certain important information about each Fund, including investment results and financial information. A copy of the Annual Report for each Fund for the fiscal year ended December 31, 2000 ("Annual Report"), including financial statements, was provided separately to shareholders of each Fund on or about March 8, 2001 and is incorporated herein by reference. A Shareholder can access the Annual Report for each Fund at www.etradefunds.etrade.com by clicking on the Fund's name and then selecting "Prospectus & Reports." The Trust will also furnish, without charge, to any Shareholder upon request, a printed version of each Annual Report and any other individual shareholder documents. Such requests may be directed to the Trust by contacting customer service at 1-800-786-2575 or sending an e-mail request.

      You can copy and review information about each Fund (including the SAI) at the Securities and Commission's ("SEC" or "Commission") Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-942-8090. Reports and other information about the E-Commerce Fund and the Technology Fund also are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You also may obtain copies of this information, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549.

      The SEC has not approved or disapproved these securities or determined that this Proxy Statement/Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                      APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION

      Summary

      You should read this entire Proxy Statement/Prospectus carefully. For additional information, you should consult each Fund's Prospectus dated May 1, 2001 and the Reorganization Agreement (which is attached hereto as Appendix A).

      The Proposed Reorganization. At a meeting of the Board on August 21, 2001,
the  Board  approved  the  Reorganization  Agreement.   Subject  to  Shareholder
approval, the Reorganization Agreement provides for:

o the transfer of all of the assets of the E-Commerce Fund to the Technology Fund, in exchange for shares of the Technology Fund having an aggregate value equal to the assets and liabilities of the E-Commerce Fund;

o the assumption by the Technology Fund of all of the liabilities of the E-Commerce Fund;

o the distribution to Shareholders of shares of the Technology Fund having an aggregate value equal to the aggregate value of the shares of the E-Commerce Fund held by that Shareholder; and

o     the complete liquidation of the E-Commerce Fund.

      The Reorganization is expected to be effective upon the closing of business on November 16, 2001, or on a later date as the parties may agree ("Closing"). As a result of the Reorganization, each owner of shares of the E-Commerce Fund would become an owner of shares in the Technology Fund. Each owner of shares would hold, immediately after the Closing, shares of the Technology Fund having an aggregate value equal to the aggregate value of the shares of the E-Commerce Fund held by that owner of shares as of the close of business on the business day of the Closing.

      In considering whether to approve the Reorganization Agreement, you should note that:

o after the Reorganization, E-Commerce Fund Shareholders will be invested in a larger open-end fund with a broader portfolio of assets. As of July 31, 2001, the net assets of the Technology Fund were approximately $45,630,322 as compared to approximately $24,341,405 for the E-Commerce Fund;

o The E-Commerce Fund's assets have been decreasing steadily while the Technology Fund has shown positive cash flows for calendar year 2000 and for the six month period ending June 30, 2001. Both Funds' holdings, investment policies and performance are, in general, similar.

o The Technology Fund's investment objective is to provide investment results that match, before fees and expenses, the total return of the stocks comprising the Goldman Sachs Technology (GSTI Composite) Index. The E-Commerce Fund's investment objective is to provide investment results that match, before fees and expenses, the total return of the stocks comprising the Goldman Sachs E-Commerce (GSEC) Index. Both of these indexes are discussed in greater detail on the next page.

o The Funds generally have overlapping investment strategies and market niches because both Funds invest in securities of companies involved in the internet-related economy. Therefore, due to the changing economic environment and confusion that might be caused by offering investors competing "internet-related" funds, E*TRADE Asset Management, Inc. ("ETAM") advised the Board of Trustees that the E-Commerce Fund should be merged with the Technology Fund.

o Under the Trust's current fee structure, the Technology Fund's current annual contractual operating expenses, which equal 0.85% of average daily net assets, are slightly lower than the E-Commerce Fund's current annual contractual total operating expenses, which equal 0.95% of average daily net assets. In this regard, you should be aware that, in light of the decision by ETAM, with the approval of the Board of Trustees of the Trust, to no longer contractually limit the fees and expenses of each Fund under the current Administrative Services Agreement to the amounts specified above, ETAM has voluntarily agreed to waive or limit its fees and assume other expenses of the Technology Fund so that the total annual operating expenses of the Fund (excluding interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with accounting principles generally accepted in the United States of America, and other extraordinary expenses not incurred in the ordinary course of the Technology Fund's business) are limited to 0.85% of the Technology Fund's average daily net assets until August 31, 2002, and may be continued thereafter at the discretion of ETAM.

o E-Commerce Fund Shareholders may redeem their shares or exchange their shares without charge (but subject to the redemption fee, if applicable) into any other series of the Trust. The purchase, exchange and redemption fees and procedures are the same for both Funds.

      Approval of the Reorganization Agreement requires the vote of a majority of the shares of the E-Commerce Fund present at the Special Meeting, if a quorum is present at the Special Meeting. The Trusts' Declaration of Trust defines a "quorum" as 33 1/3 percent of the shares entitled to vote. Abstentions will have the effect of a vote against the Reorganization Agreement.

      After careful consideration, the Board unanimously approved the proposed Reorganization Agreement. The Board recommends that you vote "FOR" the proposed Reorganization Agreement.

Comparison of Investment Objectives and Strategies

-----------------------------------------------------------------------------------
             E-Commerce Fund                            Technology Fund
-----------------------------------------------------------------------------------
Investment   Provides investment results                Provides investment results that
Objective    that match, before fees and                match, before fees and expenses, the
             expenses, the total return of the          total return of the stocks
             stocks comprising the Goldman              comprising the Goldman Sachs
             Sachs E-Commerce (GSEC)                    (GSTI Composite) Technology Index.**
             Index.*

Investment   Seeks to achieve its  investment           Seeks  to  achieve  its   investment
Strategies   objective      by      investing           objective        by        investing
             substantially  all of its assets           substantially  all of its  assets in
             in  the  same   stocks   and  in           the    same     stocks     and    in
             substantially      the      same           substantially  the same  percentages
             percentages  as the stocks  that           as the securities  that comprise the
             comprise the GSEC Index.                   GSTI Composite Index.

                   The   GSEC    Index    was           The GSTI  Composite  Index is one of
             developed  by  Goldman,  Sachs &           the   broadest   measures   of  U.S.
             Co.  and is an equity  benchmark           traded       technology       stocks
             of selected  U.S.  traded stocks           available.    The   GSTI   Composite
             designed     to    track     the           Index  generally  includes  over 175
             performance  of  the  e-commerce           companies      representing      six
             sector    (primarily     on-line           different   segments   of  the  U.S.
             merchants   and  the   companies           technology  marketplace  selected by
             that provide the  infrastructure           Goldman   Sachs  &  Co.   (including
             needed     to    do     business           hardware,   internet,    multi-media
             on-line).    The   GSEC    Index           networking,          semiconductors,
             began  operations  on  August 5,           services,  and  software).  The GSTI
             1999 and is  comprised of stocks           Composite Index  primarily  consists
             of companies  that are traded on           of  stocks  of   companies   in  the
             either   the  New   York   Stock           technology       industry       with
             Exchange,     American     Stock           capitalizations   of  at   least  $1
             Exchange,  or  NASDAQ  and  meet           billion.   However,   it  may   also
             one of the  following  objective           include   companies   with   smaller
             criteria:                                  capitalizations.

             o     80-100%   of   revenue  is
                   generated online;

             o     a  substantial  percentage
                   of        revenue       or
                   transactions   is  related
                   to the  Internet  (defined
                   as either:  50% of revenue
                   is from the  Internet;  or
                   the   dollar   amount   of
                   revenue  is  greater  than
                   the median  revenue of the
                   companies   in  the  Index
                   that are  100%  e-commerce
                   with                market
                   capitalization     greater
                   than $500  million  at the
                   inception   of  the  Index
                   (this  cut-off  value will
                   be  revised   periodically
                   to     reflect      market
                   values));

             o     are   virtual    companies
                   (meaning   no  bricks  and
                   mortar store); or

             o     are     key     e-commerce
                   infrastructure   providers
                   (companies   that   supply
                   hardware,   software   and
                   services     to     online
                   merchants).

                   The  GSEC  Index  consists
             primarily     of    stocks    of
             companies   in  the   e-commerce
             sector with  capitalizations  of
             at least $1 billion when                   Generally, the Fund attempts to be
             initially added to the GSEC Index.         fully invested at all times
             The GSEC Index may also                    in securities comprising the GSTI
             include stocks of smaller                  Composite Index. The Fund also may
             capitalized companies that no              invest up to 10% of its total
             longer meet the $1 billion                 assets in futures and options on
             capitalization criterion but               stock index futures, covered by
             continue to have  capitalization           liquid assets and in high-quality
             of at least 50% of the cutoff              money market instruments to provide
             value for the GSEC Index. The              liquidity for redemptions.
             GSEC Index may also include common
             shares of foreign issuers listed on
             the NYSE, AMEX or NASDAQ.

             Generally, the Fund attempts to be
             fully invested at all times in
             securities comprising the GSEC Index.
             The Fund also may invest up to 10% of
             its total assets in futures and
             options on stock index futures
             covered by liquid assets and in
             high-quality money market instruments
             to provide liquidity for redemptions.

Investment   E*TRADE Asset Management, Inc.             E*TRADE Asset Management, Inc.
Advisor

Investment   Barclays Global Fund Advisors              Barclays Global Fund Advisors
Sub-Advisor

      As you can see from the chart above, the investment objectives and strategies of the E-Commerce Fund are, in general, similar to the investment objective and investment strategies of the Technology Fund. However, unlike the Technology Fund, the E-Commerce Fund seeks to track a more narrowly defined index that is comprised largely of companies that could be viewed as constituting a sub-set of the larger Technology Index (i.e., on-line merchants and the companies that provide the infrastructure needed to do business on-line).

Comparison of Investment Techniques and Risks of the E-Commerce Fund and Technology Fund

      There is no assurance that either Fund will achieve its investment objective. Each Fund's returns will be directly affected by the volatility of the stocks making up its respective index. Each Fund seeks to track its respective index during down markets as well as during up markets. Accordingly, each Fund's index may not appreciate, and could depreciate, during the time you are invested in that Fund, even if you are a long-term shareholder. Shares of either Fund involve investment risks, including the possible loss of principal.

      Both Funds invest in common stocks and, therefore, the price of stocks, particularly e-commerce or technology stocks, may rise and fall daily. The price of each Fund's respective index, and, therefore, of each Fund, may also rise and fall daily and perform differently than the broader market. As with any stock investment, the value of your investment in each Fund will fluctuate, meaning you could lose money.

      The GSTI Composite Index represents a significant segment of the U.S. market of technology stocks. Accordingly, the Technology Fund is limited in investment to industry segments of the U.S. stock market that are generally associated with technology. The Technology Fund may also invest in securities of foreign issuers to the extent that such issuers are included in the GSTI Composite Index.

      The GSEC Index represent a significant portion of the e-commerce sector of the U.S. market. To the extent the stocks of companies that comprise the GSEC Index are concentrated in the e-commerce sector and one or more industries or groups of industries, the Fund's investments will also be concentrated. The e-commerce sector has a large proportion of technology and telecommunications stocks and may be more volatile than other industries or groups of industries of the market.

      Each Fund is non-diversified for purposes of the 1940 Act, which means that each Fund may invest a greater percentage of its assets in a single issuer than a diversified investment company. Because a relatively high percentage of each Fund's total assets may be invested in the stocks of a single issuer or a limited number of issuers, the stocks of each Fund may be more sensitive to changes in market value of a single issuer or a limited number of issuers. Such a focused investment strategy may increase the volatility of each Fund's investment results because each Fund may be more susceptible to risks associated with a single economic, political or regulatory event than a diversified investment company.

      Under normal market conditions, the each Fund invests at least 90% of its total assets in the stocks of companies that comprise each Fund's respective index. Each Fund attempts to achieve, in both rising and falling markets, a correlation of approximately 95% between the capitalization-weighted total return of its assets before fees and expenses and each Fund's respective index. A 100% correlation would mean the total return of each Fund's assets would increase and decrease exactly the same as that Fund's index. Each Fund also may invest up to 10% of its total assets in futures and options on stock index futures and in high-quality money market instruments to provide liquidity for purposes such as to pay redemptions and fees. Each Fund may also engage in securities lending of its portfolio securities.

      Each Fund's ability to match its investment performance to the investment performance of its respective index may be affected by, among other things: each Fund's expenses; the amount of cash and cash equivalents held by each Fund's investment portfolio; the manner in which the total return of each index is calculated; the timing, frequency and size of shareholder purchases and redemptions of each Fund, and the weighting of a particular stock in each respective index. Each Fund uses cash flows from shareholder purchase and redemption activity to maintain, to the extent feasible, the similarity of its portfolio to the stocks comprising its respective index.

      As do many index funds, each Fund also may invest in futures and options transactions and other derivative securities transactions to help minimize the gap in performance that naturally exists between any index fund and its index. This gap will occur mainly because, unlike the index, each Fund incurs expenses and must keep a portion of its assets in cash for paying expenses and processing shareholders orders. By using futures, each Fund potentially can offset a portion of the gap attributable to its cash holdings. However, because some of the effect of expenses remains, the Fund's performance normally will be below that of its index. Each Fund uses futures contracts to gain exposure to its index for its cash balances, which could cause each Fund to track its respective index less closely if the futures contracts do not perform as expected.

      In seeking to follow each Fund's respective index, each Fund will be limited as to its investments in other segments of the stock market. As a result, whenever the technology segment or the e-commerce sector of the stock market performs worse than other segments or sectors, each Fund may underperform other funds that have exposure to those segments of the market. Likewise, whenever technology or e-commerce stocks fall behind other types of investments--bonds, for instance--each Fund's performance also will lag behind those investments.

      Greater risk and increased volatility is associated with investments in a single sector (i.e., e-commerce) or in segments of the stock market (i.e., technology) as opposed to investments in a broader range of industry sectors or industries. The value of each Fund's shares in the e-commerce sector or technology segment may be especially sensitive to factors and risks that specifically affect the e-commerce sector or technology segment, and as a result, each Fund's share price may fluctuate more widely than the value of the shares of a mutual fund that invests in a broader range of industry sectors or segments.

      Likewise, both the e-commerce sector and the technology segment can be affected by specific risks including: aggressive product prices due to competition pressure from numerous market entrants, rapid rate of change, short product cycles and product obsolescence at a more frequent rate than other types of companies caused by rapid technological advances, and risks that new products will fail to meet expectations or even reach the marketplace, among others. The e-commerce sector also could be subject to greater government regulation than other industry sectors and, therefore, changes in regulatory policies for the e-commerce sector may have a material effect on the value of stocks issued by companies in the e-commerce sector. In addition, such companies tend to be capital intensive and as a result, may not be able to recover all capital investment costs.

      To the extent each Fund's respective index includes securities of smaller companies, each Fund's investments in smaller-capitalization companies are also more risky than investments in stocks of larger companies (i.e., those with a market value of greater than U.S. $1 billion) for the following reasons, among others: less public information is generally available for smaller-capitalization companies; limited product lines; less liquidity; less frequent trading; and limited financial resources. Similarly, to the extent each Fund's respective index includes foreign securities, each Fund's investments in stocks of foreign issuers also pose additional risks for the following reasons, among others: there may be less public information available than is available about U.S. companies; fluctuations in foreign exchange values and currency risk could adversely affect the value of foreign investments; and different legal and regulatory systems in foreign countries concerning financial disclosure, accounting, and auditing standards.

      Many stocks of companies of the e-commerce and technology sectors have risen in value based on anticipation of future earnings and company viability and are currently operating at a loss. If these future projections prove to be overly optimistic, shares of the corresponding companies may continue to experience significant declines in market value.

      Neither Fund can as a practical matter own all the stocks that make up its respective index in perfect correlation to the index itself. The use of futures and options on futures is intended to help each Fund better match its index but that may not be the result. Due to market volatility, in particular with respect to e-commerce and technology stocks, each Fund's performance may be subject to substantial short-term changes.

      An investment in either Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance of the E-Commerce Fund and the Technology Fund

      The bar charts below illustrate, each Fund's annual total return for the year ended December 31, 2000, the first full calendar year of operations for each Fund. The table further below shows each Fund's average annual total returns for one year and since inception. The table also compares each Fund's performance to the returns of broad based indices. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance.

      Total  returns  include   reinvestment  of  dividends  and  capital  gains
distributions, if any. All indices are unmanaged.

            E-Commerce Fund                    Technology Fund
       Calendar Year Returns (%)           Calendar Year Returns(%)


            [BAR CHART HERE]                   [BAR CHART HERE]


Best quarter (% and time period)      Best quarter (% and time period)
8.42% (quarter ended March 30,        42.16% (quarter ended December 31,
2000)                                 1999)

Worst quarter (% and time period)     Worst quarter (% and time period) -40.05%
(quarter ended December 31, 2000)     -34.90% (quarter ended December 31, 2000).

      The table below shows what the average annual total returns each Fund would have been for certain periods compared to the S&P 500 Index, GSEC Index and GSTI Index, respectively. Each index is unmanaged and is not subject to fees and expenses typically associated with managed investment company portfolios. Investments cannot be made directly in each index. Comparisons with each index, therefore, are of limited use. They are included because they are widely known and may help you to understand the universe of securities from which each Fund is likely to select its holdings.

   ----------------------------------------------------------------------------
                                                              Since Inception
                                          Since Inception      of Technology
                                        of E-Commerce Fund         Fund
                         Year Ended         (10/22/99-          (8/13/99 -
                         12/31/2000       12/31/2000)(1)      12/31/2000)(2)
   ----------------------------------------------------------------------------

   E-Commerce Fund(1)      -41.52%            -9.71%                --

   Technology Fund (2)     -38.02%            -14.92%             -8.45%

   GSEC Index (3)          -41.32%          -13.32%(1)            -4.70%

   GSTI Index(4)           -37.84%              --              -10.87%(2)

   S&P 500 Index(5)        -9.10%             -14.76%              1.17%
   ----------------------------------------------------------------------------

(1) The E-Commerce Fund commenced operations on October 22, 1999. Index comparisons begin on November 1, 1999.

(2) The Technology Fund commenced operations on August 13, 1999. Index comparisons begin on September 1, 2001.

(3) The GSEC Index is an unmanaged equity benchmark of selected U.S. traded stocks designed to track the performance of the e-commerce sector
      (primarily on-line merchants and the companies that provide the infrastructure needed to do business on-line). The GSEC Index was developed by Goldman, Sachs & Co. and began operations on August 5, 1999. The GSEC Index includes reinvestment of dividends.

(4) The GSTI Composite Index is an unmanaged index and represents one of the broadest measures of U.S. traded technology stocks available. The GSTI Index generally includes over 175 companies representing six different segments of the U.S. technology marketplace selected by Goldman Sachs & Co. (including hardware, internet, multi-media networking, semiconductors, services, and software). The GSTI Index includes reinvestment of dividends.

(5) The S&P 500 Index is an unmanaged index of that measures the performance of securities of approximately large-capitalization U.S. companies and includes reinvestment of dividends.

                         COMPARISON OF FEES AND EXPENSES

      The following discussion describes and compares the fees and expenses of each Fund.

      Annual Fund Operating Expenses

      The annual operating expenses of the Technology Fund, expressed as a ratio of expenses to average daily net assets ("expense ratio"), after including the effects of the fee waiver by ETAM, currently is lower than those of the E-Commerce Fund. The expense ratio for shares of the Technology Fund, as of December 31, 2000, was 0.85% compared to 0.95% for the E-Commerce Fund.

      Current and Proposed Administrative Fee Structure

      Pursuant to the old Administrative Services Agreement with the Trust, on behalf of each Fund, ETAM received a fee equal to fee equal to 0.70% of the average daily net assets of the E-Commerce Fund and 0.60% of the average daily net assets of the Technology Fund, respectively. ETAM was responsible under that agreement for all fees and expenses otherwise payable by each Fund, other than the advisory fees (including sub-advisory fees) and ETAM's compensation pursuant to the Administrative Services Agreement.

      At the meeting of the Board of Trustees held on August 21 2001 ETAM proposed that the Administrative Services Agreement be amended so that it would no longer be required to contractually limit the fees and expenses of the Technology Fund under that Agreement to the amounts specified above. (The E-Commerce Fund will remain under the old Agreement until the consummation of the E-Commerce Fund.) After due consideration, the Board of Trustees approved that recommendation, subject to agreement by ETAM to waive or limit its fees and to assume other expenses of the Technology Fund, so that the total annual operating expenses (excluding interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with accounting principles generally accepted in the United States of America, and other extraordinary expenses not incurred in the ordinary course of the Technology Fund's business will be limited to 0.85% of the Technology Fund's average daily net assets until at least August 31, 2002 ("Expense Limitation Agreement"). Thereafter, the Expense Limitation Agreement may be continued at the discretion of ETAM. The Technology Fund may at a later date reimburse to ETAM the fees waived or limited and other expenses assumed or paid by ETAM pursuant to the Expense Limitation Agreement provided that, among other things, the Fund has reached a sufficient size to permit such reimbursement to be made without causing the total annual expense ratio ("Net Expenses") to exceed the percentage limited stated above.

      The new Administrative Services Agreement does not require approval of the Trust's shareholders. Therefore, the new Administrative Services Agreement, as described above, will not be proposed for approval by the Fund's Shareholders and became effective with respect to the Technology Fund on or about September 10, 2001, irrespective of whether Shareholders approve of the Reorganization contemplated in this Proxy Statement/Prospectus.

      Expense Tables

      The current fees and expenses of the E-Commerce Fund and the Technology Fund and the estimated pro forma fees and expenses after giving effect to the proposed Reorganization are shown in the following two tables.

      The first table directly below shows the current restated Annual Fund Operating Expenses for each Fund based upon the operating expenses incurred by the Technology Fund and the E-Commerce Fund for the year ended December 31, 2000. The current Annual Fund Operating Expenses have been restated to reflect the new Administrative Services Agreement, as described above, and the voluntary Expense Limitation Agreement as if they had been in effect for the year ended December 31, 2000.

      The second table shows the Pro Forma Fund Operating Expenses of the Technology Fund after giving effect to the proposed Reorganization. Pro forma numbers are estimated in good faith and are hypothetical.

      Current Annual Fund Operating Expenses

      This table describes the current fees and expenses that you may pay if you buy and hold shares of each Fund. The current Annual Fund Operating Expenses have been estimated and restated to reflect the amendments to the Administrative Services Agreement, as described above, and the implementation of voluntary Expense Limitation Agreement as if they had been in effect for the year ended December 31, 2000.

Shareholder Fees                                  Technology          E-Commerce
(fees paid directly from your investment)         Fund                Fund
                                                  ----------          ----------
Maximum Sales Charge (Load) Imposed on            None                None
Purchases
Maximum Deferred Sales Charge (Load)              None                None
Maximum Sales Charge (Load) Imposed in
Reinvested Dividends and other
Distributions                                     None                None
Redemption Fee (as a percentage of
redemption proceeds,
payable only if shares are redeemed
within four months of purchase)                   1.00%               1.00%

Annual Fund Operating Expenses*
(expenses that are deducted from Fund
assets)
Management Fees                                   0.25%               0.25%
Distribution (12b-1) Fees                         None                None
Other Expenses                                    1.30%               1.25%
                                                                      -----
Total Annual Fund Operating Expenses              1.55%               1.50%
                                                  -----               -----
Fee Waiver and/or Expense Reimbursement           (0.70)%             (0.55)%
                                                  -------             -------
Net Expenses                                      0.85%               0.95%

* The Annual Fund Operating Expenses have been estimated and restated to reflect, among other things, the effect of the implementation of a voluntary Expense Limitation Agreement (as described above) between ETAM and the Trust, on behalf of the Technology Fund. Under the old Administrative Services Agreement between the Trust and ETAM, on behalf of each Fund, ETAM was responsible for all expenses otherwise payable by each Fund, other than the advisory fees (including sub-advisory fees) and ETAM's compensation pursuant to the Administrative Services Agreement.

Pro Forma Fund Operating Expenses

      This table shows the Pro Forma Fund Operating Expenses of the combined Technology Fund after giving effect to the proposed Reorganization. (This table also reflects the implementation of the amendment to the Administrative Services Agreement and the voluntary Expense Limitation Agreement between ETAM and the Trust, as described above.) Pro Forma numbers are estimated in good faith and are hypothetical.

Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on                                None
Purchases
Maximum Deferred Sales Charge (Load)                                  None
Maximum Sales Charge (Load) Imposed in
Reinvested Dividends and other
Distributions                                                         None
Redemption Fee (as a percentage of
redemption proceeds, payable only if
shares are redeemed within four months of
purchase)                                                             1.00%

Annual Fund Operating Expenses
(expenses that are deducted from Fund
assets)
Management Fees                                                       0.25%
Distribution (12b-1) Fees                                             None
Other Expenses                                                        0.97%
Total Annual Fund Operating Expenses                                  1.22%
                                                                      -----
Fee Waiver and/or Expense Reimbursement*                              (0.37)%
                                                                      -------
Net Expenses                                                          0.85%

* ETAM has entered into a voluntary Expense Limitation Agreement pursuant to which ETAM has agreed to waive or limit its fees and assume other expenses so that the total operating expenses of the Technology Fund (excluding than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with accounting principles generally accepted in the United States of America, and other extraordinary expenses not incurred in the ordinary course of the Fund's business) are limited to 0.85% of the Technology Fund's daily net assets. The initial term of the voluntary Expense Limitation Agreement will expire on August 31, 2002, but may be extended for an additional period at the discretion of ETAM. The Technology Fund may at a later date reimburse to ETAM the fees waived or limited and other expenses assumed or paid by ETAM pursuant to the Expense Limitation Agreement provided that, among other things, the Fund has reached a sufficient size to permit such reimbursement to be made without causing the total annual expense ratio ("Net Expenses") to exceed the percentage limited stated above.

      You should also know that the Fund does not charge investors any account maintenance fees, account set-up fees, low balance fees, transaction fees or customer service fees.

      E*TRADE Securities' accountholders may be subject to account maintenance, telephone transaction, low balance, wire transfer, and other customer service fees that may change from time to time and are payable to E*TRADE Securities under your E*TRADE Securities' account agreement.

      You will be responsible for opening and maintaining an e-mail account and internet access at your own expense.

Example

      This Example is intended to help you compare the cost of investing in each Fund and the combined Technology Fund with the cost of investing in other mutual funds.

      The Example assumes that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that each Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                              1 year1     3 years1    5 years1    10 years1
                              ------      -------     -------     --------
E-Commerce Fund2              $100        $431        $787        $1,790
Technology Fund               $89         $428        $792        $1,817
Pro Forma:  the Funds         $89         $394        $683        $1,505
Combined

1. The costs under the 1 year estimate reflect an Expense Limitation Agreement between E*TRADE Asset Management and the Fund to limit "Other Expenses" in the fee table on an annualized basis. The costs under the 3, 5 and 10 year estimates, however, do not reflect the Expense Limitation Agreement. Although the Expense Limitation Agreement is in effect through August 31, 2002, it is expected to continue year to year thereafter. As long as the Expense Limitation Agreement is in effect, your costs are expected to be lower than the amounts shown above under the 3, 5 and 10 year estimates.

2. The estimates for the E-Commerce Fund are based on the current restated Annual Fund Operating Expenses as reflected in the fee table on the prior page under "Current Annual Fund Operating Expenses," which have been restated to reflect the amendments to the Administrative Services Agreement, as described above, and the voluntary Expense Limitation Agreement as if they had been in effect for the year ended December 31, 2000.

      Following the Reorganization and in the ordinary course of business as a mutual fund, certain holdings of the E-Commerce Fund that are transferred to the Technology Fund in connection with the Reorganization may be sold. Such sales may result in increased transaction costs for the Technology Fund, and the realization of taxable gains or losses for the Technology Fund.

                      INFORMATION ABOUT THE REORGANIZATION

      Agreement and Plan of Reorganization

      The following summary of the Reorganization Agreement is qualified in its entirety by reference to the form of the Reorganization Agreement attached to this Proxy Statement/Prospectus as Appendix A. The Reorganization Agreement provides that the Technology Fund will acquire all of the assets, subject to all of the liabilities, of the E-Commerce Fund in exchange for shares of the Technology Fund. Subject to the satisfaction of the conditions described below, such acquisition is scheduled to occur on December 7, 2001 ("Closing Date"), or such later date as may be agreed upon by the parties. The net asset value per share of the Technology Fund and the E-Commerce Fund will be determined by dividing the Technology Fund's assets, less liabilities, by the total number of its outstanding shares. Portfolio assets will be valued in accordance with the valuation practices of the E-Commerce Fund and Technology Fund. See "Pricing of Fund Shares" in this Proxy Statement/Prospectus.

      The number of full and fractional shares of the Technology Fund received by a Shareholder of the E-Commerce Fund will be equal in value to the value of that Shareholder's shares of the E-Commerce Fund as of the close of regularly scheduled trading on the New York Stock Exchange, Inc. ("NYSE") on the date of the closing of the reorganization ("Merger Date"). As promptly as practicable after the Merger Date, the E-Commerce Fund will liquidate and distribute pro rata to its Shareholders of record as of the close of regularly scheduled trading on the NYSE on the Merger Date the shares of the Technology Fund received by the E-Commerce Fund in the Reorganization. The liquidation and distribution will be accomplished by the establishment of accounts on the share records of the Technology Fund in the names of the Shareholders of the E-Commerce Fund, each account representing the pro rata number of shares of the Technology Fund due the Shareholder. After such distribution, the Trust shall take all necessary steps under Delaware law, the Declaration of Trust and any other applicable law to effect a complete dissolution of the E-Commerce Fund.

      The Board has determined, with respect to the E-Commerce Fund and the Technology Fund, that the interests of shareholders of each of those Funds will not be diluted as a result of the Reorganization and that participation in the Reorganization is in the best interests of each of those Funds and its shareholders. The expenses of the Reorganization, including the cost of a proxy soliciting agent that has been retained, will be borne by ETAM and its affiliates. See "Voting Information."

      The Reorganization Agreement may be terminated and the Reorganization abandoned at any time prior to the consummation of the Reorganization, before or after approval by the Shareholders of the E-Commerce Fund, if circumstances should develop that, in the Board's opinion, make proceeding with the Reorganization Agreement inadvisable. The Reorganization Agreement provides that the Trust may waive compliance with any of the covenants or conditions made therein for the benefit of either Fund, other than the requirements that: (i) the Reorganization Agreement be approved by Shareholders of the E-Commerce Fund; and (ii) the Trust receive the opinion of the Trust's counsel that the transaction contemplated by the Reorganization Agreement will constitute a tax-free reorganization for federal income tax purposes.

      Approval of the Reorganization Agreement will require a majority of the shares of the E-Commerce Fund present at the Special Meeting if a quorum is present at the Special Meeting. See "Voting Information." If the Reorganization Agreement is not approved by the Shareholders of the E-Commerce Fund or is not consummated for any other reason, the Board of Trustees will consider other possible courses of action.

      THE BOARD, INCLUDING ALL OF THE DISINTERESTED TRUSTEES ("INDEPENDENT TRUSTEES") HAS UNANIMOUSLY RECOMMENDED APPROVAL OF THE REORGANIZATION AGREEMENT

      Shareholders of the E-Commerce Fund will receive shares of the Technology Fund in accordance with the procedures provided for in the Reorganization
Agreement, as described above. Each such share will be fully paid and nonassessable when issued and will have no preemptive or conversion rights.

      Description of the Securities to be Issued

      The Trust has an unlimited number of authorized shares of beneficial interest, par value $0.01 per share. These authorized shares may be divided into series and classes thereof. The Declaration of Trust authorizes the Board to issue shares in different series. In addition, the Declaration of Trust authorizes the Board to create new series and to name the rights and preferences of the shareholders of each of the series. The Board does not need additional shareholder action to divide the shares into separate series or classes or to name the shareholders' rights and preferences. The E-Commerce Fund and the Technology Fund are both series of the Trust.

      Reasons for the Reorganization

      The principal purpose of the Reorganization is to provide a means by which Shareholders of the E-Commerce Fund, in combination with the Technology Fund, can pursue substantially similar investment objectives and policies in the context of a larger fund with lower operating expenses. As a result of the Reorganization, shareholders will be able to invest in an index fund that invests in a broader group of technology companies. The E-Commerce Index is largely a sub-set of the larger Technology Index. By reorganizing the E-Commerce Fund into the larger and broader Technology Fund, management of the Trust believes it can provide a better long-term value for investors.

      In determining whether to approve the Reorganization Agreement and recommend its approval to Shareholders, the Board (including the Independent Trustees (with the advice and assistance of independent legal counsel), made an inquiry into a number of matters and considered the following factors, among others: (1) changing industry conditions and investor needs; (2) expense ratios and available information regarding the fees and expenses of the E-Commerce Fund and Technology Fund (historical and pro forma), as well as those of similar funds; (3) the compatibility of the investment objectives, policies and restrictions of the E-Commerce Fund and Technology Fund; (4) the advantages to the Technology Fund of investing in larger asset pools; (5) the historical performance of the E-Commerce Fund and the Technology Fund; (6) the terms and conditions of the Reorganization Agreement and whether the Reorganization would result in dilution of the interests of each Fund's shareholders; (7) any direct and indirect costs to be incurred by the E-Commerce Fund or the Technology Fund as a result of the Reorganization; (8) that all of the expenses of the Reorganization will be borne by ETAM and its affiliates; (9) the tax consequences of the Reorganization; and (10) possible alternatives to the Reorganization.

      In addition to the factors described above, in reaching the decision to recommend approval of the Reorganization Agreement, the Board concluded that the participation of the E-Commerce Fund and the Technology Fund in the
Reorganization is in the best interests of the E-Commerce Fund and the Technology Fund, as well as the best interests of Shareholders in the E-Commerce Fund and the Technology Fund, and that the interests of existing Shareholders will not be diluted as a result of this transaction. The Board's conclusion was based on a number of factors, including the following:

o The Reorganization will permit Shareholders of the E-Commerce Fund to pursue generally similar investment objectives in the context of a larger fund immediately following consummation of the Reorganization. It is anticipated that the combined Technology Fund will experience more rapid asset growth in the future than would have been the case for the E-Commerce Fund or the Technology Fund standing alone. This should enhance the ability of the Fund's sub-advisor, Barclays Global Fund Advisors ("BGFA") to effect portfolio transactions on more favorable terms. Tracking a broader and larger index, such as the Technology Index also provides BGFA the ability to select a larger number of portfolio securities, with the attendant benefits of increased diversification.

o The compatibility of the two Funds as demonstrated by the fact that the two Funds share the same Board, organizational documents, and by-laws. Additionally, the Board noted that Shareholders of the E-Commerce Fund are currently subject to potentially more risk than they would be as shareholders of the Technology Fund because the GSEC Index that the E-Commerce Fund tracks is largely a sub-set of the larger GSTI Index that is tracked by the Technology Fund.

o The Reorganization would result in continuity of investment advisory, sub-advisory, administrative, transfer agent, and distribution services, because both Funds currently employ ETAM investment advisor and administrator, BGFA as sub-advisor, PFPC as transfer agent and E*TRADE Securities as the distributor. The Board further noted that the terms of the agreements governing the provision of those services to each Fund are the same. The Board also noted that the purchase, redemption, and shareholder services offered by each Fund are identical, and that, therefore, the Reorganization would result in continuity in the level of such services to the E-Commerce Fund's shareholders.

      Federal Income Tax Consequences

      As a condition to the consummation of the Reorganization, the Trust will have received an opinion from Dechert to the effect that, based on the facts and assumptions stated therein as well as certain representations of the Trust, for federal income tax purposes: (1) the Reorganization will constitute a reorganization within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended, with respect to the E-Commerce Fund and the Technology Fund; (2) no gain or loss will be recognized by the E-Commerce Fund upon the transfer of all of the assets and liabilities, if any, of the E-Commerce Fund to the Technology Fund solely in exchange for shares of the Technology Fund or upon the distribution of the shares of the Technology Fund to the holders of shares of the E-Commerce Fund solely in exchange for all of their shares of the E-Commerce Fund as part of the liquidation of the E-Commerce Fund; (3) no gain or loss will be recognized by shareholders of the E-Commerce Fund upon the exchange of E-Commerce Fund shares solely for shares of the Technology Fund; (4) the holding period and tax basis of the shares of the Technology Fund received by each holder of shares of the E-Commerce Fund pursuant to the Reorganization will be the same as the holding period and tax basis of the shares of the E-Commerce Fund held by the shareholder (provided the shares of the E-Commerce Fund were held as a capital asset on the date of the Reorganization) immediately prior to the Reorganization; and (5) the holding period and tax basis of the assets of the E-Commerce Fund acquired by the Technology Fund will be the same as the holding period and tax basis of those assets to the E-Commerce Fund immediately prior to the Reorganization.

      Capitalization

      The following tables show the capitalization of the E-Commerce Fund and the Technology Fund as of July 31, 2001, and on a pro forma combined basis as of those dates for the Reorganization giving effect to the proposed acquisition of assets at NAV.


                           Net Assets       NAV Per Share     Shares Outstanding

Technology Fund              $45,630,322          $6.30             7,239,499

E-Commerce Fund              $24,341,405          $5.27             4,622,304

Pro Forma - Technology Fund
including the E-Commerce
Fund                         $69,971,727          $6.30             11,103,214



                                 FUND MANAGEMENT

Management

      Under an investment advisory agreement ("Investment Advisory Agreement") with each Fund, ETAM, a registered investment adviser, provides investment advisory services to each Fund. ETAM is a wholly owned subsidiary of E*TRADE Group, Inc. and is located at 118 King Street, San Francisco, California 94107. ETAM commenced operating in February 1999. As of July 31, 2001, ETAM had under management over $349 million in assets.

      Subject to general supervision of the Board of Trustees and in accordance with the investment objective, policies and restrictions of each Fund, ETAM provides each Fund with ongoing investment guidance, policy direction and monitoring of each Fund pursuant to the Investment Advisory Agreement. For its advisory services, each Fund pays ETAM an investment advisory fee at an annual rate equal to 0.25% of each Fund's average daily net assets.

      ETAM has entered into a subadvisory agreement ("Subadvisory Agreement") with BGFA to provide the day-to-day discretionary investment management of each Fund's assets. BGFA is a direct subsidiary of Barclays Global Investors, N.A. (which, in turn, is an indirect subsidiary of Barclays Bank PLC) and is located at 45 Fremont Street, San Francisco, California 94105. BGFA has provided asset management, administration and advisory services for over 25 years. As of December 31, 2000, Barclays Global Investors and its affiliates, including BGFA, provided investment advisory services for over $801.7 billion of assets. ETAM pays BGFA a fee out of its investment advisory fee. BGFA is not compensated directly by either Fund. The Subadvisory Agreement may be terminated by the Board.


                             PRICING OF FUND SHARES

      Each Fund is a true no-load fund, which means you may buy or sell shares directly at the NAV next determined after E*TRADE Securities receives your request in proper form. If E*TRADE Securities receives such request prior to the close of the NYSE on a day on which the NYSE is open, your share price will be the NAV determined that day. Each Fund's investments are valued each day the NYSE is open for business as of the close of trading on the floor of the NYSE (generally 4:00 p.m., Eastern time). Each Fund reserves the right to change the time at which purchases and redemptions are priced if the NYSE closes at a time other than 4:00 p.m. Eastern time or if an emergency exists. Shares will not be priced on the days on which the NYSE is closed for trading. Foreign issuers with securities included in each Fund's respective index may also have securities that are primarily listed on foreign exchanges that trade on weekends or other days when neither Fund prices its shares. As a result, the NAV of the each Fund's shares may change on days when you will not be able to purchase, redeem or exchange that Fund's shares.

      NAV per share is computed by dividing the value of each Fund's net assets (i.e., the value of its assets less liabilities) by the total number of shares of each Fund outstanding. Each Fund's assets are valued generally by using available market quotations or at fair value as determined in good faith by the Board. Expenses are accrued daily and applied when determining the NAV.


                      HOW TO BUY, SELL AND EXCHANGE SHARES

      Each Fund is designed and built specifically for on-line investors. In order to become a shareholder of each Fund, you will need to have an E*TRADE Securities account. All shares must be held in an E*TRADE Securities account and cannot be transferred to the account of any other financial institution. However, shares held by qualified employee benefit plans may be held directly with E*TRADE Funds. In addition, each Fund requires you to consent to receive all information about each Fund electronically. If you wish to rescind this consent, each Fund will redeem your position in each Fund, unless a new class of shares of each Fund has been formed for those shareholders who rescinded consent, reflecting the higher costs of paper-based information delivery. Shareholders required to redeem their shares because they revoked their consent to receive Fund information electronically may experience adverse tax consequences.

      E*TRADE Securities reserves the right to deliver paper-based shareholder documents in certain circumstances, at no cost to the investor or shareholder. Shareholder documents include prospectuses, SAIs, financial reports, proxy solicitation materials, confirmations and statements. Shareholders may obtain a printed copy of individual shareholder documents at no cost by contacting E*TRADE without revoking consent to electronic delivery generally.

      In order to buy shares, you will need to: 1) open an E*TRADE Securities account; 2) deposit money in the account; and 3) execute an order to buy shares.

Step 1: How to Open an E*TRADE Securities Account

      To open an E*TRADE Securities account, you must complete the application available through our Website (www.etradefunds.etrade.com). You will be subject to E*TRADE Securities' general account requirements as described in E*TRADE Securities' customer agreement.

On-line. You can access E*TRADE Securities' online application through multiple electronic gateways, including the internet, WebTV, Prodigy, AT&T Worldnet, Microsoft Investor, by GO ETRADE on CompuServe, with the keyword ETRADE on America Online and via personal digital assistant. For more information on how to access E*TRADE Securities electronically, please refer to our online assistant E*STATION at www.etradefunds.etrade.com available 24 hours a day.

By Mail. You can request an application by visiting the "Open an Account" area of our Website, or by calling 1-800-786-2575. Complete and sign the application. Make your check or money order payable to E*TRADE Securities, Inc. Mail to E*TRADE Securities, Inc., P.O. Box 8160, Boston, MA 02266-8160, or if by overnight mail: E*TRADE Securities, Inc., 66 Brooks Drive, Braintree, MA 02184-8160.

Telephone. Request a new account kit by calling 1-800-786-2575. E*TRADE's customer service is available 24 hours, seven days a week.

STEP 2: Funding Your Account

By check or money order. Make your check or money order payable to E*TRADE Securities, Inc. and mail it to E*TRADE Securities, Inc., P.O. Box 8160, Boston, MA 02266-8160, or if by overnight mail: E*TRADE Securities, Inc., 66 Brooks Drive, Braintree, MA 02184-8160.

In Person. Investors may visit E*TRADE Securities' self-service center in Menlo Park, California at the address on the back cover page of this prospectus between 8:00 a.m. and 5:00 p.m. (Pacific time). Customer service will only accept checks or money orders made payable to E*TRADE Securities, Inc.

Wire.  Send wired funds to:

The Bank of New York
48 Wall Street
New York, NY  10286

ABA  #021000018
FBO:  E*TRADE Securities, Inc.
A/C #8900346256 for further credit to (your name and account number).

      After your account is opened, E*TRADE Securities will contact you with an account number so that you can immediately wire funds.

STEP 3: Execute an Order to Buy/Sell/Exchange Shares

Minimum Investment Requirements:

For your initial investment in each Fund                      $ 2,500

To buy additional shares of each Fund                         $   250

Continuing minimum investment*                                $ 1,000

To invest in each Fund for your IRA, Roth IRA,                $ 1,000
or one-person SEP account

To invest in each Fund for your Education IRA account         $ 1,000

To invest in each Fund for your UGMA/UTMA account             $ 1,000

To invest in each Fund for your SIMPLE, SEP-IRA,              $ 1,000
Profit Sharing or Money Purchase Pension Plan, or 401(a) account

To invest in each Fund through a 401(k) Plan                  None

*Your shares may be automatically redeemed if, as a result of selling or exchanging shares, you no longer meet each Fund's minimum balance requirements. Before taking such action, each Fund will provide you with written notice and at least 30 days to buy more shares to bring your investment up to $2,500.

Redemption Fee

      Each Fund can experience substantial price fluctuations and is intended for long-term investors. Short-term "market timers" who engage in frequent purchases, redemptions or exchanges can disrupt each Fund's investment program and increase costs. To discourage short-term trading, each Fund will assess a 1.00% fee on redemptions of Fund shares redeemed within four months of purchase. The redemption fee will also be assessed on involuntary redemptions effected by each Fund within the time period. The redemption fee will be waived for 401(k) plans and investments by other E*TRADE Funds.

      Any redemption fees imposed will be paid to each Fund. Each Fund will use the "first-in, first-out" (FIFO) method to determine the four month holding period. Under this method, the date of the redemption will be compared with the earliest purchase date of shares held in the account. If this holding period is less than four months, the fee will be assessed. The fee may apply to shares held through omnibus accounts or certain retirement plans.

      Each Fund may waive the redemption fee from time to time in its sole discretion. Each Fund may also change the redemption fee and the period it applies for shares to be issued in the future.

Exchange

      You may exchange your shares of each Fund for shares of another E*TRADE fund. An exchange is two transactions: a sale (or redemption) of shares of one fund and the purchase of shares of a different fund with the redemption proceeds. Exchange transactions generally may be effected on-line. If you are unable to make an exchange on-line for any reason (for example, due to Internet-related difficulties) exchanges by telephone will be made available. After we receive your exchange request, each Fund's transfer agent will simultaneously process exchange redemptions and exchange purchases at the share prices next determined, as further explained under "Pricing of Fund Shares."

      Shares still subject to a redemption fee will be assessed that fee if exchanged. You must meet the minimum investment requirements for the E*TRADE fund into which you are exchanging or purchasing shares. Each Fund reserves the right to revise or terminate the exchange privilege, limit the amount of an exchange, or reject an exchange at any time, without notice.

Certain Institutional Investors


      Certain institutional accounts, such as 401(k) plans and shares held by other E*TRADE funds, that are held directly with each Fund are not subject to a redemption fee or minimum investment requirements.


                     ADDITIONAL INFORMATION ABOUT EACH FUND

      Form of Organization

      The Technology Fund and the E-Commerce Fund are both series of the Trust, which is a Delaware business trust registered as an open-end management investment company. The Trust is governed by a Board of Trustees which consists of five trustees.

      Fund Distribution Arrangements

      The Trust offers shares on behalf of each Fund. E*TRADE Securities, Inc. serves as the distributor for the shares of the Trust. The shares are offered and redeemed at their NAV without any sales load. E*TRADE Securities, Inc. is an affiliate of the Trust and ETAM. E*TRADE Securities, Inc. is a registered a broker-dealer under the Securities Exchange Act of 1934 Act and is a member of the National Association of Securities Dealers, Inc.

      How To Buy, Sell and Exchange Shares

      After your account is established you may use the methods described above to buy, sell or exchange shares. You can only sell funds that are held in your E*TRADE Securities account; that means you cannot "short" shares of each Fund.

      Whether you are investing in each Fund for the first time or adding to an existing investment, you can generally only buy Fund shares on-line. Because each Fund's NAV changes daily, your purchase price will be the next NAV determined after each Fund receives and accepts your purchase order.

      You can access the money you have invested in each Fund at any time by selling some or all of your shares back to each Fund. Please note that each Fund will assess a 1.00% fee on redemptions of Fund hares redeemed within four months of purchase. As soon as E*TRADE Securities receives the shares or the proceeds from each Fund, the transaction will appear in your account. This usually occurs the business day following the transaction, but in any event, no later than three days thereafter.

      On-line. You can access E*TRADE Securities' secure trading pages at www.etradefunds.etrade.com via the internet, WebTV, Prodigy, AT&T Worldnet, Microsoft Investor, by GO ETRADE on CompuServe, with the keyword ETRADE on America Online and via personal digital assistant. By clicking on one of several mutual fund order buttons, you can quickly and easily place a buy, sell or exchange order for shares in each Fund. You will be prompted to enter your trading password whenever you perform a transaction so that we can be sure each buy or sell is secure. It is for your own protection to make sure you or your co-account holder(s) are the only people who can place orders in your E*TRADE account. When you buy shares, you will be asked to: 1) affirm your consent to receive all Fund documentation electronically, 2) provide an e-mail address and
3) affirm that you have read the prospectus. The prospectus will be readily available for viewing and printing on our Website.

      No information provided on the Website is incorporated by reference into this Proxy Statement/Prospectus, unless specifically noted in this Proxy Statement/Prospectus.

      Our built-in verification system lets you double-check orders before they are sent to the markets, and you can change or cancel any unfilled order subject to prior execution.

      If you are already a shareholder, you may call 1-800-STOCKS5 (1-800-786-2575) to buy or sell shares by phone through an E*TRADE Securities broker for an additional fee. The fee may change from time to time and is payable to E*TRADE Securities under your E*TRADE Securities account agreement.

      Each Fund reserves the right to refuse a telephone redemption or exchange request if it believes it advisable to do so.

      Investors will bear the risk of loss from fraudulent or unauthorized instructions received over the telephone provided that Trust reasonably believes that such instructions are genuine. Each Fund and its transfer agent employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Each Fund may incur liability if it does not follow these procedures.

      Due to increased telephone volume during periods of dramatic economic or market changes, you may experience difficulty in implementing a broker-assisted telephone redemption. In these situations, investors may want to consider trading online by accessing our Website or use TELE*MASTER, E*TRADE Securities' automated telephone system, to effect such a transaction by calling 1-800-STOCKS1 (1-800-786-2571).

Signature Guarantee

      For your protection, certain requests may require a signature guarantee. A signature guarantee is designed to protect you and each Fund against fraudulent transactions by unauthorized persons.

      In the following instances, each Fund will require a signature guarantee for all authorized owners of an account: (i) if you transfer the ownership of your account to another individual or organization; (ii) if you submit a written redemption for more than $25,000; (iii) if you request that redemption proceeds be sent to a different name or address than is registered on your account; (iv) if you add or change your name or add or remove an owner on your account; (v) if you add or change the beneficiary on your transfer-on-death account.

      For other requests or changes, access E*STATION through our Website or call 1-800-786-2575 for instructions.

      Tax Information

      Each series of the Trust is a separate regulated investment company for federal income tax purposes. Regulated investment companies are not usually taxed at the entity (i.e., Fund) level. They pass through their income and gains to their shareholders by paying dividends. Their shareholders include this income on their respective tax returns. Each Fund will be treated as a regulated investment company if it meets specified federal income tax rules, including types of investments, limits on investments, calculation of income, and dividend payment requirements. Although the Trust intends that it and each Fund will be operated to have no income tax liability, if they have any federal tax liability, that could hurt the investment performance of the Fund. Also, any Fund investing in foreign securities or holding foreign currencies could be subject to foreign taxes which would reduce the investment performance of the Fund.

      Financial Highlights

      Please refer to the most recent Annual Report of each Fund for a presentation of the financial highlights of each Fund. You can access the Annual Report for each Fund at www.etradefunds.etrade.com by clicking on the Fund's name and then selecting "Prospectus & Reports."

      Dividends and Other Distributions

      Each Fund intends to pay dividends from net investment income quarterly and distribute capital gains, if any, annually. Each Fund may make additional distributions if necessary. Unless you choose otherwise, all your dividends and capital gain distributions will be automatically reinvested in additional Fund shares. Shares are purchased at the NAV determined on the payment date.

      If the Reorganization Agreement is approved by the E-Commerce Fund's Shareholders, then as soon as practicable before the Closing, the E-Commerce Fund will pay its Shareholders a cash distribution of substantially all undistributed net investment income and undistributed realized net capital gains.

Redemption In-Kind

      Each Fund reserves the right to honor any request for redemption or repurchases by making payment in whole or in part in readily marketable securities ("redemption in-kind"). These securities will be chosen by each Fund and valued as they are for purposes of computing the Fund's NAV. You may incur transaction expenses in converting these securities to cash.

Closing your account

      If you close your E*TRADE Securities account, you will be required to redeem your shares in your Fund account.

      THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL.


                  GENERAL INFORMATION ABOUT THE PROXY STATEMENT

      Solicitation of Votes

      Solicitation of voting instructions is being made primarily by the distribution of this Notice of the Special Meeting and Proxy Statement/Prospectus with its enclosures on or about September 21, 2001. In addition to the solicitation of voting instructions by the Internet, employees of the Trust and its affiliates, without additional compensation, may solicit voting instructions via the Internet, in person or by telephone, telegraph, facsimile, or oral communication. The Trust, on behalf of the E-Commerce Fund, has retained Equiserve and Georgeson Shareholder Communications, Inc., professional proxy solicitation firms, to assist with any necessary solicitation of proxies.

      Adjournments

      If the necessary quorum to transact business or the vote required to approve or reject the proposal is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law, to permit further solicitation of votes. The persons named as proxies will vote in favor of adjournment with respect to those proxies which have been voted in favor of the proposal and will vote against any such adjournment with respect to those proxies which have been voted against the proposal.

      Other Matters to Come Before the Special Meeting

      The Trust does not know of any matters to be presented at the Special Meeting other than those described in this Proxy Statement/Prospectus. However, if any other matters come before the Special Meeting, including any proposal to adjourn the meeting to permit the continued solicitation of proxies in favor of the proposal, it is the Trust's intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed Proxy Ballot.

      If you do not plan to attend the Special Meeting in person, please vote the enclosed proxy card promptly. If you do plan to attend the Special Meeting, please note that where provided when voting.

Future Shareholder Proposals

      You may request inclusion in the Board's proxy statement for Shareholder meetings certain proposals for action which you intend to introduce at such meeting. Any Shareholder proposals must be presented a reasonable time before the proxy materials for the next meeting are sent to shareholders. The submission of a proposal does not guarantee its inclusion in Trust's proxy statement and is subject to limitations under the federal securities laws. The
Trust is not required to hold regular meetings of Trust Shareholders and in order to minimize its costs, does not intend to hold meetings of the shareholders unless so required by applicable law, regulation, regulatory policy, or if otherwise deemed advisable by the Trust management. Therefore, it is not practicable to specify a date by which proposals must be received in order to be incorporated in an upcoming proxy statement for a meeting of Shareholders.

Revocation of Proxies

      You may revoke your proxy at any time before it is exercised by: (i) attending the Special Meeting and voting in person; (ii) notifying the Trust of revocation electronically at www.eproxyvote.com/equiserve, by entering your control number and following the instructions provided to revoke your previous vote, or (iii) by calling the toll-free number at 1-888-850-5668 and following the instructions.

      Voting Rights

      You are entitled to one vote for each share held as to any matter on which you are entitled to vote and each fractional share shall be entitled to a proportionate fractional vote. Shares have no preemptive or subscription rights.

      You are entitled to be present and vote at the Special Meeting, if you were a Shareholders of the E-Commerce Fund at the close of business on the Record Date. If you abstain from voting as to any matter, the shares represented by your abstention will be deemed present at the Special Meeting for purposes of determining a quorum.

      To the knowledge of the Trust, as of July 31, 2001, no current Trustee owns 1% or more of the outstanding shares of the E-Commerce Fund, and the officers and Trustees own, as a group, less than 1% of the shares of the E-Commerce Fund.

      As of August 1, 2001, no shareholder owned beneficially or of record 5% or more of the outstanding shares of either the Technology Fund or the E-Commerce Fund.

Reports to Shareholders

      You   can    access    the    Annual    Report    for    each    Fund   at
www.etradefunds.etrade.com by clicking on the Fund's name and then selecting "Prospectus & Reports." The Trust will also furnish, without charge, to any Shareholder upon request, a printed version of each Annual Report. Such requests may be directed to the Trust by contacting customer service at 1-800-786-2575 or sending an e-mail request.

      In order that the presence of a quorum at the meeting may be assured, prompt execution and return of the enclosed voting instruction card is requested.

                                   APPENDIX A

                                  E*TRADE FUNDS
                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION ("Agreement") is made as of this _____ day of _____________, 2001, by E*TRADE Funds, a Delaware business trust ("Trust"), with its principal place of business at 118 King Street, San Francisco, California 94107, on behalf of the E*TRADE Technology Index Fund ("Acquiring Fund"), a separate series of the Trust, and the E*TRADE E-Commerce Index Fund ("Acquired Fund"), another separate series of the Trust.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended ("Code"). The reorganization and liquidation will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for common shares of beneficial interest ($0.01 par value per share) of the Acquiring Fund ("Acquiring Fund Shares"), the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund, as provided herein ("Reorganization"), all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, the Trust is an open-end, registered investment company of the management type and the Acquired Fund owns securities which generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Trustees of the Trust have determined, with respect to the Acquiring Fund, that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and its shareholders and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction; and

WHEREAS, the Trustees of the Trust also have determined, with respect to the Acquired Fund, that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND

      1.1 Subject to the requisite approval of the Acquired Fund shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of the Acquired Fund's assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (i) to deliver to the Acquired Fund the number of full and fractional Acquiring Fund Shares, determined by dividing the value of the Acquired Fund's net assets, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume all liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place on the date of the closing provided for in paragraph 3.1 ("Closing Date").

      1.2 The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date (collectively, "Assets").

      1.3 The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall also assume all of the liabilities of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date defined in paragraph 2.1 (collectively, "Liabilities"). On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

      1.4 Immediately after the transfer of Assets provided for in paragraph 1.1, the Acquired Fund will distribute to the Acquired Fund's shareholders of record, determined as of immediately after the close of business on the Closing Date ("Acquired Fund Shareholders"), on a pro rata basis, the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1, and will completely liquidate. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Acquiring Fund Shares to be so credited to Acquired Fund Shareholders shall be equal to the aggregate net asset value of the shares of beneficial interest ($0.01 par value per share) of the Acquired Fund ("Acquired Fund Shares") owned by Acquired Fund Shareholders on the Closing Date. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

      1.5 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's Transfer Agent, as defined in paragraph 3.3.

      1.6 Any reporting responsibility of the Acquired Fund including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission ("Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

2.    VALUATION

      2.1 The value of the Assets shall be the value of such Assets computed as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures in each Fund's then-current prospectus and statement of additional information, and valuation procedures established by the Trust's Board of Trustees.

      2.2 The net asset value of an Acquiring Fund Share shall be the net asset value per share computed as of the Valuation Date, using the valuation procedures set forth in the Acquiring Fund's then-current prospectus and statement of additional information, and valuation procedures established by the Trust's Board of Trustees.

      2.3 The number of the Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's Assets shall be determined by dividing the value of the net assets of the Acquired Fund determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of an Acquiring Fund Share determined in accordance with paragraph 2.2.

      2.4 All computations of value shall be made by E*TRADE Asset Management, in its capacity as administrator for the Trust and Investors Bank & Trust Company, in its capacity as sub-administrator for the Trust and shall be subject to review by the Trust's independent accountants.

3.    CLOSING AND CLOSING DATE

      3.1 The Closing Date shall be November __, 2001, or such other date as the parties may agree. All acts taking place at the closing of the transactions provided for in this Agreement ("Closing") shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern time. The Closing shall be held at the offices of the Trust or at such other time and/or place as the parties may agree.

      3.2 The Trust shall direct Investors Bank & Trust Company, as custodian for the Acquired Fund ("Custodian"), to deliver, at the Closing, a certificate of an authorized officer stating that (i) the Assets shall have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund's portfolio securities represented by a certificate or other written instrument shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver as of the Closing Date by book entry, in accordance with the customary practices of any securities depository, as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended ("1940 Act") in which the Acquired Fund's Assets are deposited and the Custodian, the Acquired Fund's Assets deposited with such depositories. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

      3.3 The Trust shall direct PFPC, Inc., in its capacity as transfer agent for the Trust ("Transfer Agent"), to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing.

      3.4 In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund (each, an "Exchange") shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of the Trust, accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.    REPRESENTATIONS AND WARRANTIES

      4.1 The Trust, on behalf of the Acquired Fund, represents and warrants as follows:

          (a) The Acquired Fund is duly organized as a series of the Trust, which is a business trust duly organized, validly existing and in good standing under the laws of the State of Delaware, with power under the Trust's Declaration of Trust, as amended ("Declaration of Trust"), to own all of its Assets and to carry on its business as it is now being conducted;

          (b) The Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of the Acquired Fund Shares under the Securities Act of 1933, as amended ("1933 Act"), is in full force and effect;

          (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 Act") and the 1940 Act and such as may be required by state securities laws;

          (d) The current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder; and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

          (e) On the Closing Date, the Trust, on behalf of the Acquired Fund will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Trust, on behalf of the Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund;

          (f) The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Declaration of Trust or the Trust's By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust, on behalf of the Acquired Fund, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust, on behalf of the Acquired Fund, is a party or by which it is bound;

          (g) All material contracts or other commitments of the Acquired Fund (other than this Agreement and certain investment contracts including options, futures, and forward contracts) will terminate without liability to the Acquired Fund on or prior to the Closing Date;

          (h) Except as otherwise disclosed in writing to and accepted by the Trust, on behalf of the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquired Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Trust, on behalf of the Acquired Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

          (i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund at December 31, 2000 have been audited by Deloitte & Touche LLP, independent accountants, and are in accordance with accounting principles generally accepted in the United States of America ("GAAP") consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

          (j) Since December 31, 2000, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (j), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund Shares by shareholders of the Acquired Fund shall not constitute a material adverse change;

          (k) On the Closing Date, all federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

          (l) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company has been (or will be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date;

          (m) All issued and outstanding shares of the Acquired Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act. All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor is there outstanding any security convertible into any of the Acquired Fund shares;

          (n) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Trustees of the Trust, on behalf of the Acquired Fund, and, subject to the approval of the shareholders of the Acquired Fund, this Agreement will constitute a valid and binding obligation of the Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles; and

          (o) The information to be furnished by the Acquired Fund for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

      4.2 The Trust, on behalf of the Acquiring Fund, represents and warrants as follows:

          (a) The Acquiring Fund is duly organized as a series of the Trust, which is a business trust duly organized, validly existing, and in good standing under the laws of the State of Delaware, with power under the Declaration of Trust to own all of its Assets and to carry on its business as it is now being conducted;

          (b) The Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of the Acquiring Fund Shares under the 1933 Act, is in full force and effect;

          (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

          (d) The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

          (e) On the Closing Date, the Trust, on behalf of the Acquiring Fund, will have good and marketable title to the Acquiring Fund's assets, free of any liens of other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice and necessary documentation at or prior to the Closing;

          (f) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Declaration of Trust or the Trust's By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust, on behalf of the Acquiring Fund, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust, on behalf of the Acquiring Fund, is a party or by which it is bound;

          (g) Except as otherwise disclosed in writing to and accepted by the Trust, on behalf of the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquiring Fund or any of the Acquiring Fund's properties or assets that, if adversely determined, would materially and adversely affect the Acquiring Fund's financial condition or the conduct of the Acquiring Fund's business. The Trust, on behalf of the Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

          (h) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquiring Fund at December 31, 2000 have been audited by Deloitte & Touche LLP, independent accountants, and are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Fund) present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

          (i) Since December 31, 2000, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. For purposes of this subparagraph (i), a decline in net asset value per share of the Acquiring Fund Shares due to declines in market values of securities held by the Acquiring Fund, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by shareholders of the Acquiring Fund, shall not constitute a material adverse change;

          (j) On the Closing Date, all federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

          (k) For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company has been eligible to (or will be eligible to) and has computed (or will compute) its federal income tax under Section 852 of the Code, and has distributed all of its investment company taxable income and net capital gain (as defined in the Code) for periods ending prior to the Closing Date;

          (l) All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

          (m) The execution, delivery and performance of this Agreement will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Trustees of the Trust, on behalf of the Acquiring Fund, and this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

          (n) The Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable; and

          (o) The information to be furnished by the Trust for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto.

5.    COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

      5.1 The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

      5.2 The Trust will call a meeting of the shareholders of the Acquired Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

      5.3 The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

      5.4 Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

      5.5 Immediately after the transfer of Assets provided for in paragraph 1.1, the Acquired Fund will make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

      5.6 The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

      5.7 The Trust, on behalf of the Acquired Fund, covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Trust, on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) the Trust's, on behalf of the Acquired Fund's, title to and possession of the Acquiring Fund's Shares to be delivered hereunder, and (b) the Trust's, on behalf of the Acquiring Fund's, title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

      5.8 The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

6.    CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

      The obligations of the Trust, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at the Trust's election, to the performance by the Trust, on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

      6.1 All representations and warranties of the Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

      6.2 The Trust, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust, on behalf of the Acquiring Fund, on or before the Closing Date; and

      6.3 The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7.    CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

      The obligations of the Trust, on behalf of the Acquiring Fund, to complete the transactions provided for herein shall be subject, at the Trust's election to the performance by the Trust, on behalf of the Acquired Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

      7.1 All representations and warranties of the Trust, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

      7.2 The Trust shall have delivered to the Acquiring Fund a statement of the Acquired Fund's Assets and liabilities, as of the Closing Date, certified by the Treasurer of the Trust;

      7.3 The Trust, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by Trust, on behalf of the Acquired Fund, on or before the Closing Date;

      7.4 The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1; and

      7.5 The Acquired Fund shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing Date; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

      If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Trust, on behalf of the Acquired Fund, or the Trust, on behalf of the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

      8.1 The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Declaration of Trust, the Trust's By-Laws, applicable Delaware law and the 1940 Act. Notwithstanding anything herein to the contrary, the Trust may not waive the conditions set forth in this paragraph 8.1;

      8.2 On the Closing Date no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

      8.3 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

      8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

      8.5 The parties shall have received the opinion of counsel to the Trust addressed to the Trust substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Agreement shall constitute a tax-free reorganization for federal income tax purposes. The delivery of such opinion is conditioned upon receipt by counsel to the Trust of representations it shall request of the Trust. Notwithstanding anything herein to the contrary, the Trust may not waive the condition set forth in this paragraph 8.5.

9.    BROKERAGE FEES AND EXPENSES

      9.1 The Trust, on behalf of the Acquiring Fund and on behalf of the Acquired Fund, represents and warrants that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

      9.2 The expenses relating to the proposed Reorganization will be borne solely by E*TRADE Group and its affiliates. No such expenses shall be borne by the Acquired or Acquiring Funds. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, if any, preparation of the Registration Statement, printing and distributing the Acquiring Fund's prospectus and the Acquired Fund's proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding shareholders' meetings. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

10.   ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

      10.1 The Trust has not made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

      10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing and the obligations of each of the Acquired Fund and Acquiring Fund in Sections 9.1 and 9.2 shall survive the Closing.

11.   TERMINATION

      This Agreement may be terminated and the transactions contemplated hereby may be abandoned by resolution of the Trust's Board of Trustees, at any time prior to the Closing Date, if circumstances should develop that, in its opinion, make proceeding with the Agreement inadvisable.

12.   AMENDMENTS

      This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Trust; provided, however, that following the meeting of the shareholders of the Acquired Fund called by the Trust pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

13.   NOTICES

      Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail) personal service or prepaid or certified mail addressed to the Trust, 118 King Street, San Francisco, CA 94107, attn: Elizabeth Gottfried, in each case with a copy to Dechert, 1775 Eye Street, N.W., Washington, D.C. 20006, attn: Jane A. Kanter.

14.   HEADINGS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

      14.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

      14.2 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

      14.3 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

      14.4 It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Trust personally, but shall bind only the trust property of the Acquiring Fund or the Acquired Fund, as provided in the Declaration of Trust. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of such party.

      IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President.

                                          E*TRADE FUNDS on behalf of its

                                          E*TRADE E-COMMERCE INDEX FUND



                                          By: _______________________________


                                          Title:______________________________





                                          E*TRADE FUNDS on behalf of its

                                          E*TRADE TECHNOLOGY INDEX FUND




                                          By: _______________________________


                                          Title:______________________________

                                     PART B

                                  E*TRADE FUNDS

                          E*TRADE Technology Index Fund
                          E*TRADE E-Commerce Index Fund

------------------------------------------------------------------------------
                       Statement of Additional Information

                               September 21, 2001
------------------------------------------------------------------------------


Acquisition of the Assets and            By and in Exchange for Shares of
Liabilities of                           E*TRADE Technology Index Fund
E*TRADE E-Commerce Index Fund            ("Technology Fund")
("E-Commerce Fund")                      (a series of E*TRADE Funds)
(a series of E*TRADE Funds)              118 King Street
118 King Street                          San Francisco, CA  94107
San Francisco, CA  94107

      The Statements of Additional Information ("SAIs") for each Fund are available to shareholders in the E-Commerce Fund in connection with a proposed reorganization transaction whereby all of the assets and liabilities of the E-Commerce Fund will be transferred to the Technology Fund, each a series of E*TRADE Funds ("Trust"), and all of the liabilities of the E-Commerce Fund will be assumed by the Technology Fund in exchange for shares of the Technology Fund.

      The SAIs of the Technology Fund and the E-Commerce Fund each consist of this cover page and the following documents, each of which was filed electronically with the Securities and Exchange Commission and is incorporated by reference herein:

1.    The SAIs for each Fund dated May 1, 2001.

2. The Financial Statements for the Technology Fund and E-Commerce Fund are included in the Annual Report of each Fund dated December 31, 2000, as filed on March 8, 2001.

      The SAI for each Fund is not a prospectus. An additional copy of the Proxy Statement/Prospectus dated September 21, 2001 relating to the reorganization of the E-Commerce Fund may be obtained, without charge, by contacting the Trust at www.etradefunds.etrade.com or calling 1-800-786-2575. This SAI should be read in conjunction with the Proxy Statement/Prospectus.

                         Pro Forma Financial Statements

      Shown below are unaudited pro forma financial statements for the combined Technology Fund, assuming the Reorganization, as more fully described in the combined Proxy Statement/Prospectus dated September 21, 2001, had been consummated as of December 31, 2000. The first table presents pro forma Statements of Assets and Liabilities for the combined Technology Fund. The second table presents pro forma Statements of Operations for the combined Technology Fund. The third table presents a pro forma Portfolio of Investments for the combined Technology Fund. The tables are followed by the Notes to the Pro Forma Financial Statements.

                                            Pro Forma E*TRADE Technology Index Fund


                                                                                   Pro Forma
                                                                                   Adjustments             Pro Forma
                                        E*TRADE Technology    E*TRADE E-Commerce   (references are to      E*TRADE Technology
                                        Index Fund            Index Fund           pro forma footnoes)     Index Fund
                                        ------------------    ------------------   -------------------     ------------------
Statement of Assets and Liabilities
December 31, 2000 (Unaudited)
-----------------------------------------------------------------------------------------------------------------------------

ASSETS
Investments at-value....................$ 55,961,566          $ 37,087,110                                 $ 93,048,676
Dividends receivable....................       7,164                 2,561                                        9,725
Interest receivable.....................       1,162                   716                                        1,878
Receivable for investment ..............     472,400               589,042                                    1,061,442
  securities sold due from E*TRADE
  Asset Management
Receivable for fund shares .............     251,949                40,801                  --                  292,750
                                        ------------          ------------           ----------------      ------------
      Total Assets .....................  56,694,241            37,720,230                  --               94,414,471
                                        ------------          ------------           ----------------      ------------

LIABILITIES
Accrued administration fee                    31,772                25,362                                       57,134
Accrued advisory fee                          13,238                 9,058                                       22,296
Disbursements in excess of cash.........     467,594               232,006                                      699,600
Payable for fund shares redeemed........     667,726               474,171                                    1,141,897
      Total Liabilities ................   1,180,330               740,597                  --                1,920,927

TOTAL NET ASSETS .......................$ 55,513,911          $ 36,979,633           $      --             $ 92,493,544
                                        ============          ============           ================      ============

Investments at cost.....................$ 88,497,081          $ 65,847,767           $      --             $154,344,848
                                        ============          ============           ================      ============
Net assets consist of:
Paid-in capital                           88,218,525            65,276,859                                  153,495,384
Net investment loss.....................    (551,566)             (653,009)                 --               (1,127,153)
Net realized gain on investments........     382,467             1,116,440                                    1,498,907
Net unrealized depreciation of.......... (32,535,515)          (28,760,657)                                 (61,296,172)
  investments
TOTAL NET ASSETS........................$ 55,513,911          $ 36,979,633           $      --             $ 92,493,544
                                        ============          ============           ================      ============

Shares Outstanding.....................    6,759,219             5,026,119              (512,470)(a)         11,263,437
(unlimited authorized, par value $.01)  ============          ============           ================      ============


Net Asset Value, Offering Price and.....$       8.21          $       7.36                                       $ 8.21
  Redemption Price per Share            ============          ============           ===============       ============


                                            Pro Forma E*TRADE Technology Index Fund


                                                                                   Pro Forma
                                                                                   Adjustments             Pro Forma
                                        E*TRADE Technology    E*TRADE E-Commerce   (references are to      E*TRADE Technology
                                        Index Fund            Index Fund           pro forma footnoes)     Index Fund
                                        ------------------    ------------------   -------------------     ------------------
Statement of Operations
For the year ended December 31, 2000 (Unaudited)
-----------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends (net of withholding tax
  of $680)..............................$        74,619       $        52,126                              $        126,745
 Interest ..............................         38,527                30,386                                        68,913
     Total Investment Income............        113,146                82,512                    -                  195,658

EXPENSES
Advisory fee............................        195,504               193,558                                       389,062
Service fee ............................           -                     -                    389,062 (b)           389,062
Sub advisory fee .......................           -                     -                    311,251 (b)           311,251
Transfer agent fee .....................           -                     -                    273,307 (c)           273,307
Administration fee .....................        469,208               541,963                (777,734)(b)           233,437
Legal fee...............................           -                     -                    102,063 (c)           102,063
Registration fee........................           -                     -                     83,749 (c)            83,749
Trustee fee ............................          1,212                 1,445                  42,121 (c)            44,778
Custody fee ............................           -                     -                     22,959 (c)            22,959
Audit fee...............................           -                     -                     22,951 (c)            22,951
Miscellaneous fees......................           -                     -                     26,004 (c)            26,004
     Total expenses before waivers .....        665,924               736,966                 495,733             1,898,623

Waived trustees fees....................         (1,212)               (1,445)                                       (2,657)
Waived expenses.........................           -                     -                   (573,155)(b)          (573,155)
     Net expenses.......................        664,712               735,521                 (77,422)            1,322,811

NET INVESTMENT LOSS.....................       (551,566)             (653,009)                 77,422            (1,127,153)

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
Net realized gain on sale of
  investments ..........................      4,937,359             9,041,071                                    13,978,430
Change in unrealized appreciation/
  (depreciation) of investments ........    (42,002,914)          (41,248,575)                                  (83,251,489)
     Net Realized and Unrealized Loss
       on Investments                       (37,065,555)          (32,207,504)                    -             (69,273,059)

NET DECREASE IN NET ASSETS RESULTING
  FROM OPERATIONS .......................$  (37,617,121)        $ (32,860,513)          $       77,422          $(70,400,212)
                                         ===============        ==============          ==============          =============

Pro Forma E*TRADE Technology Index Fund
Schedule of Investments
December 31, 2000 (Unaudited)

-----------------------------------------------------------------------------------------------------------------------------
                                                                 Pro Form                                          Pro Forma
                                E*TRADE         E*TRADE          E*TRADE         E*TRADE          E*TRADE          E*TRADE
                                Technology      E*Commerce       Technology      Technology       E*Commerce       Technology
                                Index Fund      Index Fund       Index Fund      Index Fund       Index Fund       Index Fund
                                ----------      ----------       ----------     -----------       ----------      ------------
                                NUMBER          NUMBER            NUMBER
                                OF SHARES       OF SHARES         OF SHARES       VALUE           VALUE             VALUE
                                ---------       ---------        ----------     ------------      -----------     ------------

COMMON STOCK (100.8% OF NET ASSETS)
-----------------------------------
ADVERTISING
Doubleclick, Inc.                  2,179           6,179            8,358            23,969           67,969            91,938
                                                                                ------------      -----------     -------------

BLANKBOOKS & LOOSELEAF BINDERS
Deluxe Corp.                       1,249            -               1,249            31,562             -               31,562
                                                                                ------------      -----------     -------------

BUSINESS SERVICES
Freemarkets, Inc.                   -              1,918            1,918              -              36,442            36,442
Internet Capital Group, Inc.       4,884          13,308           18,192            16,026           43,667            59,693
Priceline.com, Inc.                3,010           9,287           12,297             3,951           12,189            16,140
Purchasepro.Com, Inc.               -              3,322            3,322              -              58,135            58,135
Viant Corporation                   -              2,568            2,568              -              10,192            10,192
                                                                                ------------      -----------     -------------
                                                                                     19,977          160,625           180,602
                                                                                ------------      -----------     -------------


CHEMICALS & ALLIED PRODUCTS
Ventro Corp.                        -              2,578            2,578               -             2,578              2,578
                                                                                ------------      -----------     -------------

COMMUNICATIONS SERVICES
Aether Systems, Inc.                 690            -                 690             26,996           -                26,996
American Tower Corp.               2,691            -               2,691            101,921           -               101,921
At Home Corp.                      6,776            -               6,776             37,480           -                37,480
Copper Mountain Networks, Inc.       970            -                 970              5,729           -                 5,729
Crown Castle International Corp.   2,736            -               2,736             74,043           -                74,043

                                                                                ------------      -----------     -------------
                                                                                     246,169           -               246,169
                                                                                ------------      -----------     -------------

COMPUTER FACILITIES MANAGEMENT
Comverse Technology, Inc.          2,829            -               2,829            307,300           -               307,300
                                                                                ------------      -----------     -------------

COMPUTER INTEGRATED SYSTEMS DESIGN
Bea Systems, Inc.                  6,710          18,923           25,633           451,667       1,273,754          1,725,421
Brocade Communications
  Systems, Inc.                    3,970            -               3,970           364,496            -               364,496
Computer Sciences Corp.            3,046            -               3,046           183,141            -               183,141
Inktomi Corp.                      1,938           5,608            7,546            34,642         100,243            134,885
Network Appliance, Inc.            5,673          15,777           21,450           364,402       1,013,426          1,377,828
Nuance Communications, Inc.          560            -                 560            24,150            -                24,150
Razorfish, Inc.                     -              5,066            5,066              -              8,232              8,232
Redback Networks, Inc.             2,650           7,372           10,022           108,650          302,252           410,902
Webmethods, Inc.                    -              2,321            2,321              -             206,424           206,424
                                                                                ------------      -----------     -------------
                                                                                  1,531,148        2,904,331         4,435,479
                                                                                ------------      -----------     -------------

COMPUTER PERIPHERAL EQUIPMENT
Adaptec, Inc.                      1,697            -               1,697            17,394             -              17,394
Cabletron Systems, Inc.            3,321            -               3,321            50,023             -              50,023
Cisco Systems                    126,644          73,762          200,406         4,844,132        2,821,397        7,665,529
Emulex Corp.                       1,310            -               1,310           104,718             -             104,718
Juniper Networks, Inc.             5,606          15,863           21,469           706,706        1,999,729        2,706,435
Lexmark International, Inc.        2,341            -               2,341           103,736             -             103,736
Palm, Inc.                        10,153            -              10,153           287,457             -             287,457
Qlogic Corp.                       1,352            -               1,352           104,104             -             104,104
Symbol Technologies, Inc.          2,482            -               2,482            89,352             -              89,352
3-Com Corp.                        6,237            -               6,237            53,015             -              53,015
                                                                                ------------      -----------     -------------
                                                                                  6,360,637        4,821,126       11,181,763
                                                                                ------------      -----------     -------------

COMPUTER PROGRAMMING SERVICES
Amdocs Limited                     3,749            -               3,749           248,371             -             248,371
Critical Path, Inc.                1,150            -               1,150            35,363             -              35,363
Entrust Technologies, Inc.           970           2,754            3,724            12,610           35,802           48,412
Kana Communication, Inc.           1,540           4,607            6,147            17,710           52,981           70,691
Keane, Inc.                        1,211            -               1,211            11,807             -              11,807
Portal Software, Inc.              2,930            -               2,930            22,982             -              22,982
US Internetworking, Inc.           1,755            -               1,755             8,775             -               8,775
                                                                                ------------      -----------     -------------
                                                                                    357,618           88,783          446,401
                                                                                ------------      -----------     -------------

COMPUTER RELATED SERVICES
Digital Island, Inc.               1,260            -               1,260             5,119             -               5,119
Electronic Data Systems Corp.      8,362            -               8,362           482,906             -             482,906
Internap Network Services Corp.    2,380            -               2,380            17,255             -              17,255
Internet Security Systems, Inc.      770           2,107            2,877            60,397          165,268          225,665
Marchfirst, Inc.                   2,592           7,394            9,986             3,888           11,091           14,979
Paychex, Inc.                      6,647            -               6,647           323,210             -             323,210
Red Hat, Inc.                      2,780            -               2,780            17,375             -              17,375
RSA Security, Inc.                   730            -                 730            38,599             -              38,599
Scient Corp.                       1,330           4,011            5,341             4,323           13,036           17,359
                                                                                ------------      -----------     -------------
                                                                                    953,072          189,395        1,142,467
                                                                                ------------      -----------     -------------


COMPUTER STORAGE DEVICES
EMC Corp.                         39,128          45,135           84,263         2,602,012        3,001,477        5,603,489
Quantum Corp.                      2,682            -               2,682            35,704             -              35,704
Sandisk Corp.                      1,220            -               1,220            33,855             -              33,855
                                                                                ------------      -----------     -------------
                                                                                  2,671,571        3,001,477        5,673,048
                                                                                ------------      -----------     -------------

COMPUTERS, PERIPHERALS & SOFTWARE
Creative Technology Ltd.           1,688            -               1,688           18,778              -              18,778
National Instruments Corp.           907            -                 907           44,046              -              44,046
Nvidia Corp.                       1,190            -               1,190           38,991              -              38,991
Proxicom, Inc.                     1,060            -               1,060            4,373              -               4,373
Safeguard Scientifics, Inc.        2,124            -               2,124           14,072              -              14,072
Vitria Technology, Inc.            2,320            -               2,320           17,980              -              17,980
                                                                                ------------      -----------     -------------
                                                                                   138,240              -             138,240
                                                                                ------------      -----------     -------------

DATA PROCESSING & PREPARATION
Acxiom Corp.                       1,617            -               1,617           62,962              -              62,962
Affiliated Computer Services, Inc.   840            -                 840           50,978              -              50,978
Akamai Technologies, Inc.          1,900            -               1,900           40,019              -              40,019
Automatic Data Processing, Inc.   11,294            -              11,294          715,050              -             715,050
Bisys Group, Inc.                  1,014            -               1,014           52,855              -              52,855
Cacheflow, Inc.                      650            -                 650           11,091              -              11,091
DST Systems, Inc.                  2,276            -               2,276          152,492              -             152,492
ECI Telecom Ltd.                   1,580            -               1,580           22,095                  -          22,095
First Data Corp.                   7,387          20,823           28,210          389,203          1,097,112       1,486,315
Fiserv, Inc.                       2,234            -               2,234          105,975                  -         105,975
Infospace.com, Inc.                4,214            -               4,214           37,268                  -          37,268
Sungard Data Systems, Inc.         2,385            -               2,385          112,393                  -         112,393
Terayon Communications
  Systems, Inc.                    1,170            -               1,170            4,753                  -           4,753
Verisign, Inc.                     3,505           9,760           13,265          260,027            724,070         984,097
                                                                                ------------      -----------     -------------
                                                                                 2,017,161          1,821,182       3,838,343
                                                                                ------------      -----------     -------------


DEPOSIT BANKING
Concord EFS, Inc.                  3,853             -              3,853          169,291               -            169,291
Nova Corp.                         1,265             -              1,265           25,221               -             25,221
                                                                                ------------      -----------     -------------
                                                                                   194,512               -            194,512
                                                                                ------------      -----------     -------------


DIRECT MAIL ADVERTISING SERVICES
CMG Information                    5,319             -              5,319           29,753               -             29,753
                                                                                ------------      -----------     -------------

ELECTRONIC COMPONENTS
American Power Conversion Corp.    3,437             -              3,437           42,533               -             42,533
Celestica, Inc.                    2,960             -              2,960          160,580               -            160,580
Flextronics International Ltd.     6,950             -              6,950          198,075               -            198,075
Sanmina Corp.                      3,010             -              3,010          230,640               -            230,640
Sawtek, Inc.                         788             -                788           36,396               -             36,396
SCI Systems, Inc.                  2,543             -              2,543           67,072               -             67,072
Vishay Intertechnology, Inc.       1,990             -              1,990           30,099               -             30,099
                                                                                ------------      -----------     -------------
                                                                                   765,395               -            765,395
                                                                                ------------      -----------     -------------

ELECTRONIC COMPUTERS
Apple Computer, Inc.               5,870              -             5,870           87,316               -             87,316
Ceridian Corp.                     2,567              -             2,567           51,180               -             51,180
Compaq Computer Corp.             30,601            85,781        116,382          460,545          1,291,004       1,751,549
Dell Computer Corp.               46,394            54,541        100,935          808,995            951,059       1,760,054
Gateway, Inc.                      5,722            16,254         21,976          102,939            292,409         395,348
Hewlett Packard Co.               35,948              -            35,948        1,134,608               -          1,134,608
International Business Machines   31,913            37,331         69,244        2,712,605          3,173,135       5,885,740
Rational Software Corp.            3,280              -             3,280          127,715               -            127,715
Sun Microsystems, Inc.            57,158            58,044        115,202        1,593,278          1,617,977       3,211,255
Unisys Corp.                       5,588              -             5,588           81,725               -             81,725
                                                                                ------------      -----------     -------------
                                                                                 7,160,906          7,325,584      14,486,490
                                                                                ------------      -----------     -------------


ELECTRONIC PARTS & EQUIPMENT
Arrow Electronics, Inc.            1,692               -            1,692           48,433               -             48,433
Avnet, Inc.                        1,522               -            1,522           32,723               -             32,723
Checkfree Holdings Corp.           1,055              2,917         3,972           45,431            125,612         171,043
Power-One, Inc.                    1,350               -            1,350           53,072               -             53,072
                                                                                ------------      -----------     -------------
                                                                                   179,659            125,612         305,271
                                                                                ------------      -----------     -------------


FINANCIAL SERVICES
Countrywide Credit Industries, Inc  -                 5,724         5,724             -               287,631         287,631
                                                                                ------------      -----------     -------------


HEALTH & PERSONAL SERVICES
Sapient Corp.                      2,130              5,944         8,074           25,427             70,956          96,383
Webmd Corp.                        3,310              9,273        12,583           26,273             73,604          99,877
                                                                                ------------      -----------     -------------
                                                                                    51,700            144,560         196,260
                                                                                ------------      -----------     -------------

INFORMATION RETRIEVAL SERVICES
Agile Software Corp.                 840               -              840           41,475               -             41,475
Amazon.com, Inc.                   6,285             17,770        24,055           97,810            276,546         374,356
America On Line, Inc.             41,350             49,465        90,815        1,438,980          1,721,382       3,160,362
Chinadotcom Corp.                   -                 4,477         4,477             -                20,147          20,147
Commerce One, Inc.                 2,754              7,861        10,615           69,711            198,982         268,693
Earthlink, Inc.                    2,163               -            2,163           10,883               -             10,883
Ebay, Inc.                         4,672             13,260        17,932          154,176            437,580         591,756
Psinet, Inc.                       2,879               -            2,879            2,069               -              2,069
Yahoo! Inc.                        9,848             23,555        33,403          297,132            710,699       1,007,831
                                                                                ------------      -----------     -------------
                                                                                 2,112,236          3,365,336       5,477,572
                                                                                ------------      -----------     -------------

INTERNET
Verticalnet, Inc.                  1,490              4,122         5,612            9,918             27,437          37,355
                                                                                ------------      -----------     -------------

MEASURING & CONTROLLING DEVICES
Kla-Tencor Corp.                   3,349                -           3,349          112,819               -            112,819
                                                                                ------------      -----------     -------------

MOTION PICTURE & VIDEO PRODUCTION
C/Net Networks, Inc.               1,498                -           1,498           23,945               -             23,945
Macrovision Corp.                    740                -             740           54,772               -             54,772
                                                                                ------------      -----------     -------------
                                                                                    78,717               -             78,717
                                                                                ------------      -----------     -------------


MULTIMEDIA NETWORKING
Polycom, Inc.                      1,280                -           1,280           41,200               -              41,200
                                                                                ------------      -----------     -------------

NETWORK EQUIMPENT
Avanex Corp.                       1,170                -           1,170           69,687               -              69,687
Digital Lightwave, Inc.              520                -             520           16,478               -              16,478
Extreme Networks, Inc.             1,916                -           1,916           74,964               -              74,964
Finisar Corp.                      2,830                -           2,830           82,070               -              82,070
Foundry Networks, Inc.             2,060                -           2,060           30,900               -              30,900
MRV Communications, Inc.             960                -             960           12,840               -              12,840
New Focus, Inc.                    1,060                -           1,060           36,835               -              36,835
Oni Systems Corp.                  2,240                -           2,240           88,620               -              88,620
Sonus Networks, Inc.               3,210                -           3,210           81,053               -              81,053
Sycamore Networks, Inc.            4,370                -           4,370          162,782               -             162,782
Turnstone Systems, Inc.            1,160                -           1,160            8,628               -               8,628
                                                                                ------------      -----------     -------------
                                                                                   664,857               -             664,857
                                                                                ------------      -----------     -------------

PREPACKAGED SOFTWARE
Adobe Systems, Inc.                4,354                -           4,354          253,348               -             253,348
Ariba, Inc.                        4,280              11,914       16,194          230,050            640,378          870,428
Art Technology Group, Inc.         1,228                 -          1,228           37,531               -              37,531
BMC Software, Inc.                 4,448                 -          4,448           62,272               -              62,272
Broadvision, Inc.                  4,432               12,628      17,060           52,353            149,168          201,521
Cadence Design System, Inc.        4,360                 -          4,360          119,900               -             119,900
Check Point Software
  Technologies Ltd.                2,754                6,900       9,654          367,831            921,581        1,289,412
Citrix Systems, Inc.               3,300                 -          3,300           74,250               -              74,250
Cognos Incorporated                1,490                 -           1,490          28,031               -              28,031
Computer Associates
  International                   10,656                 -          10,656         207,792               -             207,792
Compuware Corp.                    6,642                 -           6,642          41,513               -              41,513
CSG Systems, Inc.                    967                 -             967          45,389               -              45,389
E.Piphany, Inc.                      890                2,457        3,347          48,004            132,524          180,528
Electronic Arts                    2,346                 -           2,346          99,998               -              99,998
Interwoven, Inc.                     880                 -             880          58,025               -              58,025
Intuit, Inc.                       3,699               10,273       13,972         145,879            405,141          551,020
I2 Technologies, Inc.              5,788               19,544       25,332         314,723          1,062,705        1,377,428
J. D. Edwards & Co.                1,923                 -           1,923          34,253               -              34,253
Macromedia, Inc.                     942                 -             942          57,227               -              57,227
Mercury Interactive Corp.          1,444                4,016        5,460         130,321            362,444          492,765
Micromuse, Inc.                    1,260                  -          1,260          76,053               -              76,053
Microsoft Corp.                   94,839                56,186     151,025       4,125,496          2,444,091        6,569,587
Networks Associates, Inc.          2,466                 7,006       9,472          10,326             29,338           39,664
Novell, Inc.                       5,885                16,780      22,665          30,712             87,571          118,283
Openwave Systems, Inc.             2,823                  -          2,823         135,328               -             135,328
Oracle Systems Corp.             102,264               110,128     212,392       2,972,047          3,200,595        6,172,642
Parametric Technology Corp.        4,959                  -          4,959          66,637               -              66,637
Peoplesoft, Inc.                   4,916                  -          4,916         182,814               -             182,814
Peregrine Systems, Inc.            1,985                  -          1,985          39,204               -              39,204
Quest Software, Inc.               1,560                  -          1,560          43,778               -              43,778
Realnetworks, Inc.                 2,805                  -          2,805          24,368               -              24,368
Siebel Systems, Inc.               7,156                  -          7,156         484,819               -             484,819
Symantec Corp.                     1,109                  -          1,109          37,013               -              37,013
Synopsys, Inc.                     1,314                  -          1,314          62,333               -              62,333
Veritas Software Co.               6,801                  -          6,801         595,088               -             595,088
Vignette Corp.                     3,474                11,535      15,009          62,532            207,630          270,162
                                                                                ------------      -----------     -------------
                                                                                11,357,238          9,643,166       21,000,404
                                                                                ------------      -----------     -------------

PRESSED & BLOWN GLASS
Corning, Inc.                     14,931                  -         14,931         788,543               -             788,543
                                                                                ------------      -----------     -------------

PRINTED CIRCUIT BOARDS
Jabil Circuit, Inc.                3,408                  -          3,408          86,478               -              86,478
Solectron Corp.                   10,819                  -         10,819         366,764               -             366,764
                                                                                ------------      -----------     -------------
                                                                                   453,242               -             453,242
                                                                                ------------      -----------     -------------

PROCESS CONTROL INSTRUMENTS
Perkinelmer, Inc.                    885                  -            885          92,925               -              92,925
Teradyne, Inc.                     3,145                  -          3,145         117,151               -             117,151
                                                                                ------------      -----------     -------------
                                                                                   210,076               -             210,076
                                                                                ------------      -----------     -------------

RADIO & TV COMMUNICATIONS
EQUIPMENT
Andrew Corp.                       1,400                  -          1,400          30,450               -              30,450
Motorola, Inc.                    38,809                  -         38,809         785,882               -             785,882
Netro Corp.                          920                  -            920           6,383               -               6,383
Qualcomm, Inc.                    13,362                  -         13,362       1,098,188               -           1,098,188
Scientific Atlanta, Inc.           2,881                  -          2,881          93,813               -              93,813
                                                                                ------------      -----------     -------------
                                                                                 2,014,716               -           2,014,716
                                                                                ------------      -----------     -------------

RADIOTELEPHONE COMMUNICATIONS
Lucent Technologies, Inc.         58,688                  -         58,688         792,288               -             792,288
                                                                                ------------      -----------     -------------

RETAIL SALES
Webvan Group, Inc.                  -                   25,991      25,991            -                12,183           12,183
                                                                                ------------      -----------     -------------


SECURITY BROKERS & DEALERS
Ameritrade Holding Corp. Class A    -                    7,991       7,991            -                55,937           55,937
E*TRADE Group, Inc.                5,307                14,857      20,164          39,139            109,570          148,709
Knight Trading Group, Inc.          -                    6,226       6,226            -                86,775           86,775
Schwab, Charles Corp.               -                   58,645      58,645            -             1,664,052       1,664,052
                                                                                ------------      -----------     -------------
                                                                                    39,139          1,916,334       1,955,473
                                                                                ------------      -----------     -------------

SEMICONDUCTORS & RELATED DEVICES
Advanced Micro Devices, Inc.       5,460                  -          5,460          75,416               -             75,416
Altera Corp.                       7,144                  -          7,144         187,977               -            187,977
Amkor Technology, Inc.             2,735                  -          2,735          42,435               -             42,435
Analog Devices, Inc.               6,357                  -          6,357         325,399               -            325,399
Applied Micro Circuits Corp.       4,444                  -          4,444         333,508               -            333,508
Atmel Corp.                        7,984                  -          7,984          92,814               -             92,814
Broadcom Corp.                     2,204                  -          2,204         186,237               -            186,237
Conexant Systems, Inc.             3,875                  -          3,875          59,578               -             59,578
Cree, Inc.                         1,220                  -          1,220          43,348               -             43,348
Cypress Semiconductor Corp.        2,128                  -          2,128          41,895               -             41,895
Dallas Semiconductor Corp.         1,100                  -          1,100          28,188               -             28,188
Fairchild Semiconductor
  International, Class A           1,400                  -          1,400          20,213               -             20,213
Globespan, Inc.                    1,210                  -          1,210          33,275               -             33,275
Integrated Device Technology,
  Inc.                             1,870                  -          1,870          61,944               -             61,944
Intel Corp.                      118,578                  -        118,578       3,586,984               -          3,586,984
International Rectifier Corp.      1,130                  -          1,130          33,900               -             33,900
JDS Uniphase Corp.                13,455                  -         13,455         560,905               -            560,905
Lattice Semiconductor Corp.        1,692                  -          1,692          31,091               -             31,091
Linear Technology Corp.            5,675                  -          5,675         262,469               -            262,469
LSI Logic Corp.                    5,526                  -          5,526          94,439               -             94,439
Maxim Integrated Products, Inc.    5,130                  -          5,130         245,278               -            245,278
Micrel, Inc.                       1,526                  -          1,526          51,407               -             51,407
Microchip Technology, Inc.         2,070                  -          2,070          45,411               -             45,411
Micron Technology, Inc.           10,154                  -         10,154         360,467               -            360,467
National Semiconductor Corp.       3,141                  -          3,141          63,213               -             63,213
PMC-Sierra, Inc.                   2,648                  -          2,648         208,199               -            208,199
Rambus, Inc.                       1,740                  -          1,740          62,858               -             62,858
RF Micro Devices, Inc.             2,922                  -          2,922          80,172               -             80,172
SDL, Inc.                          1,406                  -          1,406         208,352               -            208,352
SGS-Thomson Microelectronics N.V. 16,013                  -         16,013         685,557               -            685,557
Texas Instruments, Inc.           31,039                  -         31,039       1,470,472               -          1,470,472
Transwitch Corp.                   1,480                  -          1,480          57,905               -             57,905
Triquint Semiconductor, Inc.       1,410                  -          1,410          61,599               -             61,599
Virata Corp.                         920                  -            920          10,005               -             10,005
Vitesse Semiconductor, Inc.        3,388                  -          3,388         187,399               -            187,399
Xilinx, Inc.                       5,905                  -          5,905         272,368               -            272,368
                                                                                ------------      -----------     -------------
                                                                                10,172,677               -         10,172,677
                                                                                ------------      -----------     -------------

SOFTWARE
Tibco Software, Inc.               3,430                 9,531      12,961         164,426            456,892         621,318
                                                                                ------------      -----------     -------------

SPECIAL INDUSTRY MACHINERY
Applied Materials, Inc.           14,579                  -         14,579         556,735               -            556,735
ASM Lithography Holding            7,499                  -          7,499         169,196               -            169,196
LAM Research Corp.                 2,193                  -          2,193          31,799               -             31,799
Novellus System, Inc.              2,374                  -          2,374          85,316               -             85,316
                                                                                ------------      -----------     -------------
                                                                                   843,046                  -         843,046
                                                                                ------------      -----------     -------------

STATE COMMERCIAL BANKS
S1 Corp.                             971                  -            971          5,098               -              5,098
Security First Technologies         -                    2,739       2,739           -                14,380          14,380
                                                                                ------------      -----------     -------------
                                                                                    5,098             14,380          19,478
                                                                                ------------      -----------     -------------


TELEPHONE COMMUNICATIONS
Exodus Communications, Inc.        7,390                20,827      28,217        147,800            416,540         564,340
                                                                                ------------      -----------     -------------

TELEPHONE & TELEGRAPH APPARATUS
ADC Telecommunications, Inc.      12,110                  -         12,110        219,494               -            219,494
Advanced Fibre Communication       1,354                  -          1,354         24,457               -             24,457
Ciena Corp.                        5,132                  -          5,132        417,617               -            417,617
Covad Communications Group, Inc.    -                    7,841       7,841           -                12,986          12,986
Efficient Networks, Inc.             940                  -            940         12,573               -             12,573
Nortel Networks Corp. ADR         53,732                  -         53,732      1,722,781               -          1,722,781
Tellabs, Inc.                      7,336                  -          7,336        414,484               -            414,484
                                                                                ------------      -----------     -------------
                                                                                2,811,406             12,986       2,824,392
                                                                                ------------      -----------     -------------

TRAVEL
Sabre Holdings Corp.               2,360                 6,516       8,876        101,775            281,003         382,778
                                                                                ------------      -----------     -------------

TOTAL INVESTMENTS (Cost:$154,344,848)                                          55,961,566         37,087,110      93,048,676
LIABILITIES IN EXCESS OF OTHER ASSETS                                            (447,655)          (107,477)       (555,132)
                                                                                ------------      -----------     -------------
NET ASSETS                                                                     55,513,911         36,979,633      92,493,544
                                                                               =============      ===========     =============

Pro Forma E*TRADE Technology Index Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)
December 31, 2000


BASIS OF COMBINATION:

      On August 21, 2001 the Board of Trustees approved a proposed Agreement and Plan of Reorganization ("Reorganization"). The Reorganization contemplates the transfer of all assets of the E*Trade E*Commerce Index Fund ("E*Commerce Fund") to the E*Trade Technology Index Fund ("Technology Fund") and assumption by the Technology Fund of all of the liabilities of the E*Commerce Fund in exchange for shares of the Technology Fund having an aggregate value equal to the assets and liabilities of the E*Commerce Fund. The Reorganization provides for the complete liquidation of the E*Commerce Fund. The Reorganization is subject to Technology Fund shareholder approval. A special meeting of shareholders of the Technology Fund is expected to be held on November 2, 2001.

      The Reorganization will be accounted for as a tax-free reorganization of investment companies. The unaudited pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the Reorganization occurred at December 31, 2000. The unaudited pro forma schedule of investments and statement of assets and liabilities reflect the financial position of the E*Commerce and Technology Funds at December 31, 2000. The unaudited pro forma statement of operations reflects the results of operations of the E*Commerce and Technology Funds for the year ended December 31, 2000. These statements have been derived from the Funds' respective books and records utilized in calculating daily net asset value at the dates indicated above for the E*Commerce and Technology Funds under generally accepted accounting principles. The historical cost of investment securities will be carried forward to the surviving entity and results of operations of the Technology Funds for pre-combination periods will not be restated.

      The unaudited pro forma schedule of investments, and statements of assets and liabilities and operations should be read in conjunction with the historical financial statements of the Funds incorporated by reference in the Statement of Additional Information for the Trust.


NOTE (a): SHARES


      The unaudited pro forma net asset value per share assumes additional common shares of beneficial interest issued in connection with the proposed acquisition of E*Commerce Fund by Technology Fund as of December 31, 2000. The number of additional shares issued was calculated by dividing the net asset value of E*Commerce Fund by the net asset value per share of Technology Fund.


      The accompanying unaudited pro forma financial statements reflect changes in the Technology Fund's shares as if the Reorganization had taken place on December 31, 2000.

      NOTE (b): The unaudited pro forma statement of operations reflects the change in the Advisory, Sub advisory, service and administration contracts.

(1) NOTE (c): The unaudited pro forma statement of operations reflects the change in expense structure of the Fund.

                                  E*TRADE FUNDS
                                 118 King Street
                         San Francisco, California 94107
                               September 21, 2001


      FOR    YOUR    CONVENIENCE,     YOU    MAY    VOTE    ELECTRONICALLY    AT
WWW.EPROXYVOTE.COM/EQUISERVE. YOU MAY ALSO VOTE TELEPHONICALLY BY CALLING 1-888-850-5668 AND FOLLOWING THE INSTRUCTIONS.

      I appoint Liat Rorer and Elizabeth Gottfried (officers of E*TRADE Funds), as my proxies and attorneys to vote all shares of the E*TRADE E-Commerce Index Fund ("E-Commerce Fund"), a series of E*TRADE Funds ("Trust"), that I am entitled to vote at the Special Meeting of Shareholders of the E-Commerce Fund to be held at 118 King Street. San Francisco, California 94107 on November 2, 2001 at 10:00 a.m. (Pacific time), and at any adjournments of the meeting. The proxies shall have all the powers that I would possess if present. I hereby revoke any prior proxy, and ratify and confirm all that the proxies, or any of them, may lawfully do. I acknowledge receipt of the notice of the Special Meeting of Shareholders of the E-Commerce Fund and the combined Proxy Statement/Prospectus dated September 21, 2001.

      This proxy shall vote my shares according to my instructions given below with respect to the proposal. If I do not provide an instruction, I understand that the proxy will vote my shares in favor of the proposal. The proxies will vote on any other matter that may arise in the meeting according to their best judgment.

      THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

      IF YOU PLAN TO ATTEND THE MEETING PLEASE CHECK THIS BOX  [    ].

      Unless a contrary direction is indicated, the shares represented by this proxy will be voted FOR approval of the proposal; if specific instructions are indicated, this proxy will be voted in accordance with such instructions.

PLEASE VOTE BY CHECKING THE APPROPRIATE BOX: [X]

                                           -------------------------------------

                                               FOR       AGAINST      ABSTAIN
--------------------------------------------------------------------------------
Proposal:

To  approve  an  Agreement   and  Plan  of
Reorganization     providing    for    the
acquisition  of all of the  assets  of the
E*TRADE      E-Commerce     Index     Fund
("E-Commerce   Fund")   by   the   E*TRADE
Technology    Index   Fund    ("Technology
Fund"),  another series of the Trust,  and     [ ]         [ ]          [ ]
the  assumption of all  liabilities of the
E-Commerce  Fund by the Technology Fund in
exchange  for  shares  of  the  E-Commerce
Fund  and the  subsequent  liquidation  of
the E-Commerce Fund
--------------------------------------------------------------------------------